DELAWARE(SM)
INVESTMENTS
-----------



Delaware Minnesota Municipal Bond Funds


Tax-Exempt Income


2000 SEMI-ANNUAL REPORT



[Tax-Exempt Income Artwork]


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A TRADITION OF SOUND INVESTING SINCE 1929


TABLE OF CONTENTS

Letter to Shareholders                                          1
Portfolio
Management Review                                               3
Performance Summary
 Delaware Tax-Free
 Minnesota Fund                                                 7
 Delaware Minnesota
 Insured Fund                                                   8
 Delaware Tax-Free
 Minnesota Intermediate
 Fund                                                           9
 Delaware Minnesota
 High-Yield Municipal
 Bond Fund                                                     10
Financial Statements
 Statements
 of Net Assets                                                 11
 Statements of
 Operations                                                    27
 Statements of Changes
 in Net Assets                                                 28
 Financial Highlights                                          30
 Notes to Financial
 Statements                                                    42

A Commitment To Our Investors

Experienced

[] Our seasoned investment professionals average more than 15 years' experience.

[] For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments. We opened our first mutual fund in 1938.

Disciplined

[] We follow strict investment policies and clear buy/sell guidelines.

[] We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.

Consistent

[] We believe consistent processes are the best way to seek consistent investment performance.

[] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.

Comprehensive

[] We offer more than 70 mutual funds in these asset classes.

   o Large-cap equity                o High-yield bonds

   o Mid-cap equity                  o Investment grade bonds

   o Small-cap equity                o Municipal bonds (24 single-state funds)

   o International equity            o International fixed-income

   o Balanced

[] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

March 22, 2000

"MUNICIPAL BONDS WEATHERED THE TURBULENCE IN THE FIXED-INCOME ARENA SOMEWHAT BETTER THAN U.S. TREASURY SECURITIES DURING THE PAST SIX MONTHS."


Recap of Events -- Economic activity in the United States continues to move along ahead of expectations. An improving global economic outlook further enhances the prospect of continued strong economic growth. During the last six months, U.S. interest rates, as measured by the Treasury bond market, rose and Treasury bond prices fell significantly. Interest rates rose for two reasons. First, there was a perception that inflation would increase. Second, the Federal Reserve was actively raising short-term interest rates. Each time Federal Reserve Chairman Alan Greenspan addressed the media and spoke of restrictive monetary policy, it tended to rattle the bond markets further.

The booming stock market, however, did heighten inflationary concerns during our fiscal period. The Federal Reserve responded by raising interest rates five times from June 30, 1999 through March 21, 2000. As of this writing, the Federal funds target rate on overnight loans between banks, stands at 6.00%, its highest level in five years. The Federal Reserve's actions have been directed at slowing the economy and pre-empting inflation before it takes root.

Municipal bonds weathered the turbulence in the fixed-income arena somewhat better than U.S. Treasury securities during the past six months. Municipal bond yields steadily increased throughout this time period, but municipal bond prices fluctuated less than U.S. Treasury securities (Source: Bloomberg). As of February 29, 2000, the 30-year U.S. Treasury bond yield stood at 6.15%, while 30-year U.S. AAA-rated general obligation municipal bonds closed at 5.90%. For investors in the 28% tax bracket, a 5.90% tax-free yield would be equivalent to an 8.19% yield on a taxable investment, a yield that surpasses that of the 30-year Treasury.

Despite higher yields, municipal bonds in general, like most fixed-income securities, lost value for the six months ended February 29, 2000. Delaware's Minnesota Municipal Bond Funds were no exception--all four Funds were down for the last six months. Please see the Portfolio Management Review for a discussion of each Fund's performance.

Market Outlook -- We believe fixed-income investments play an important role in well-balanced portfolios, even as stocks continue to capture more attention and a larger share of investors' assets. Looking forward, we believe bonds may remain in the shadow of stocks as long as economic growth continues in 2000. However, tax-exempt municipal bonds, which your Fund

                                                                               1
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holds, remain popular with investors for good reason. They offer a wide range of benefits, including:

[] Attractive current income that is free from federal, and in some cases, state and local taxes.*

[] A wide range of choices to meet your investment objectives with regard to investment quality, maturity, type of bond and geographical location.

We realize that the past six months have been difficult for fixed-income investors. We applaud you for remaining committed to your investment plan and thank you for your continued confidence in Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments                      Delaware Investments
   Family of Funds                           Family of Funds

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.


Average Total Returns
For Period Ended February 29, 2000                                    Six Months
--------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Fund Class A                                  -2.07%
--------------------------------------------------------------------------------
Delaware Minnesota Insured Fund Class A                                   -0.62%
--------------------------------------------------------------------------------
Lipper Minnesota Municipal Debt Fund Average (52 funds)                   -1.47%
--------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Intermediate Fund Class A                     -1.40%
--------------------------------------------------------------------------------
Lipper Other States Intermediate Municipal Debt Fund Average (78 funds)   -0.22%
--------------------------------------------------------------------------------
Delaware Minnesota High-Yield Municipal Bond Fund Class A                 -5.71%
--------------------------------------------------------------------------------
Lipper High-Yield Municipal Debt Fund Average (57 funds)                  -2.90%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                      -0.24%
Lehman Brothers Insured Municipal Bond Index                              -0.21%
Merrill Lynch Insured Municipal Bond Index                                -1.33%
Lehman Brothers Five-Year Municipal Bond Index                            +0.56%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on pages 7 through 10. The Lipper categories represent the average returns of municipal bond funds with similar investment objectives tracked by Lipper Analytical. (Source: Lipper Analytical Services, Inc.) The unmanaged Lehman Brothers and Merrill Lynch indexes are composed of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Past performance does not guarantee future results.

[Tax Exempt Income Artwork]

2
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PORTFOLIO MANAGEMENT REVIEW


Elizabeth H. Howell
Senior Portfolio Manager
March 22, 2000


The Funds' Results
Over the last six months, we have witnessed a combination of market events that have pushed municipal bond yields higher and prices lower. Concerns related to year 2000 computer issues helped reduce the amount of municipal bonds being issued. Most municipalities issued bonds earlier in the year and sat out the end of the year. In addition, investors' interest in municipal bonds was minimal compared to their intense attention to the equity markets.

In spite of the reduced supply of new bonds at year-end, the total supply of municipal bonds was ample and that gave us the opportunity to select bonds for our funds that have solid credit ratings and the potential for future price appreciation. Based on value measures, the relationship of municipal bonds to Treasury bonds vacillated throughout the year. In our view, municipal bonds offered better relative value for much of the time.

Portfolio Highlights
Minnesota's economy continues to steam ahead and is one of the strongest and most diverse in the nation. Minnesota has maintained growth in many traditional sectors and is experiencing strong growth in several emerging industries. For example, Minnesota's Medical Alley is the home to many thriving medical-technology companies, including 3M, Medtronic, St. Jude, Guidant/CPI, and SciMed Life. The municipal bonds in our various Funds continue to look financially sound and we believe will continue to be able to pay their interest as a result of the state's economic strength.

Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Fund had a total return of -2.07% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 29, 2000. During this difficult period, we unfortunately did not preserve capital as well as the average fund in the Lipper Minnesota Municipal Debt Fund category.

We selected bonds which we believed had the potential to improve total return and provide a competitive income stream. The majority of the Fund's assets were invested in high-quality healthcare, housing and power authority issues. Within these categories, we focused on bonds with strong credit ratings that were selling for less than their face value.

As of February 29, 2000, Delaware Tax-Free Minnesota Fund's average effective duration was 9.0 years. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more

Delaware Tax-Free
Minnesota Fund
Portfolio Characteristics
February 29, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*
   Before expense limitation                                    4.82%
   After expense limitation                                     4.86%
--------------------------------------------------------------------------------
Average Effective Duration                                  9.0 years
--------------------------------------------------------------------------------
Average Effective Maturity**                               15.0 years
--------------------------------------------------------------------------------

 *For Class A shares measured according to Securities and Exchange Commission
  (SEC) guidelines. Current 30-day SEC yield as of 2/29/00 for Class B shares was 4.26% before the expense limitation and 4.30% after the limitation. For Class C shares the 30-day SEC yield was 4.25% before the expense limitation and 4.29% after the limitation. Duration is a common measure of a bond or bond fund's sensitivity to interest rates.

**Average effective maturity is the average time remaining until scheduled principal repayment by issuers of portfolio securities.

                                                                               3
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the bond's price will change for a given increase or decrease in interest rates.
Our duration is slightly longer than the average of similar funds because we are striving to take advantage of the higher yield offered by longer term securities.

Delaware Minnesota Insured Fund
Delaware Minnesota Insured Fund had a total return of -0.62% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 29, 2000. We succeeded in preserving capital to a greater degree than the Fund's peer group which delivered a -1.47% average return for the same six-month period.

Over the last six months, more than 50% of all new municipal issues were insured according to Securities Data Corporation. This demonstrates the demand for the added security of insured municipal bonds. The bonds in Delaware Minnesota Insured Fund's portfolio are protected by insurance, which guarantees the timely payment of principal and interest.

Over the last six months, 40.7% of your Fund's holdings were invested in what are called pre-refunded bonds. Issuers often pre-refund their bonds when interest rates are low in order to reduce their interest costs. Pre-refunded bonds help the Fund because:

[] The credit quality of the bonds typically increases. Pre-refunded bonds are backed by investments in U.S. government bonds, which are held in a separate escrow account.

[] The price increases because the bond will be paid off at the first call date.

[] In general, prices for these bonds are less sensitive to interest rate fluctuations.

In most cases, once a bond is pre-refunded we continue to hold it. This normally allows the Fund to collect an attractive level of current income and benefit from better protection of principal. Pre-refunded bonds performed especially well during the rising interest rate environment we've experienced over the last six months.

Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Minnesota Intermediate Fund provided a total return of -1.40% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 29, 2000.


Delaware Minnesota
Insured Fund
Portfolio Characteristics
February 29, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                       4.41%
  Before expense limitation                                     4.41%
  After expense limitation                                      4.43%
--------------------------------------------------------------------------------
Average Effective Duration                                  6.9 years
--------------------------------------------------------------------------------
Average Effective Maturity**                               10.8 years
--------------------------------------------------------------------------------

 *For Class A shares measured according to Securities and Exchange Commission
  (SEC) guidelines. Current 30-day SEC yield as of 2/29/00 for Class B shares was 3.84% before the expense limitation and 3.86% after the limitation. For Class C shares the 30-day SEC yield was 3.84% before the expense limitation and 3.85% after the limitation. Duration is a common measure of a bond or bond fund's sensitivity to interest rates.

**Average effective maturity is the average time remaining until scheduled principal repayment by issuers of portfolio securities.

"WE INTEND TO KEEP A WATCHFUL EYE ON CHANGES IN CONSUMER AND PRODUCER PRICES TO GAUGE THEIR POTENTIAL EFFECTS ON MARKETS, MONETARY POLICY AND YOUR FUND'S PERFORMANCE."

As of February 29, 2000, Delaware Tax-Free Minnesota Intermediate Fund's duration was positioned at 4.7 years, slightly shorter than the average of the Lipper universe of single-state intermediate funds. When interest rates rose over the past six months, your Fund was better protected than its peer group.

One of our primary goals for Delaware Tax-Free Minnesota Intermediate Fund is a high tax-free dividend. We believe that intermediate-term bonds in Minnesota help us achieve this goal by offering an attractive balance between the reduced price volatility of short-term bonds and the higher income potential of longer term bonds.

Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Minnesota High-Yield Municipal Bond Fund provided a negative total return of -5.71% (Class A shares at net asset value with distributions reinvested) for the six months ended February 29, 2000. Unfortunately, your Fund did not surpass the average return of other high-yield municipal bond funds, as represented by the Lipper High-Yield Municipal Debt Fund Average.

Over the last six months, we increased Delaware Minnesota High-Yield Municipal Bond Fund's holdings of non-rated bonds. They now represent more than 72.3% of the portfolio. In most cases, these bonds were issued by small, rural municipalities looking to avoid the expense of obtaining a Standard & Poor's rating. We rigorously research non-rated bond issues before we purchase them for your Fund and continue to monitor their credit quality on a regular basis. Shareholders also benefited somewhat from Delaware Minnesota High-Yield Municipal Bond Fund's tax-efficient portfolio management. In the first half of fiscal 2000, we held onto our appreciated bonds and distributed no capital gains.

Outlook
The U.S. seems to be the engine of growth for the entire world at this time. We believe strong forward momentum for the U.S. economy is likely to result in solid growth for the remainder of this year. We don't think this will create an inflationary environment if labor productivity continues to increase.

The Federal Reserve has been on a path of increasing short-term interest rates. There have been five one-quarter point increases in short-term interest rates since June 1999. Clearly, the Federal Reserve's goal is to slow the pace of the U.S. economic climate to a non-inflationary rate of growth.


Delaware Tax-Free Minnesota
Intermediate Fund
Portfolio Characteristics
February 29, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                       4.51%
--------------------------------------------------------------------------------
Average Effective Duration                                  4.7 years
--------------------------------------------------------------------------------
Average Effective Maturity**                                6.2 years
--------------------------------------------------------------------------------

 *For Class A shares measured according to Securities and Exchange Commission
  (SEC) guidelines. Current 30-day SEC yield as of 2/29/00 was 3.78% for Class B shares and 3.79% for Class C Shares. Duration is a common measure of a bond or bond fund's sensitivity to interest rates.

Delaware Minnesota High-Yield
Municipal Bond Fund
Portfolio Characteristics
February 29, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*
   Before expense limitation                                    5.74%
   After expense limitation                                     6.18%
--------------------------------------------------------------------------------
Average Effective Duration                                 10.6 years
--------------------------------------------------------------------------------
Average Effective Maturity**                               21.9 years
--------------------------------------------------------------------------------

 *For Class A shares measured according to Securities and Exchange Commission
  (SEC) guidelines. Current 30-day SEC yields as of 2/29/00 for Class B and C shares were 5.21% before the expense limitation and 5.67% after the limitation.

**Average effective maturity is the average time remaining until scheduled principal repayment by issuers of portfolio securities.

                                                                               5
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We have seen some slowdown in the economy and the equity markets, as evidenced by the recent drop in the Dow Jones Industrial Average, which is down -12.56% for the six-month period ended February 29, 2000. We think longer term bonds--including municipal bonds--could potentially increase in price if the equity market remains subdued.

Regardless of market conditions, municipal bond funds have the potential to offer valuable asset allocation benefits without adding to your taxable investment income.* In our view, investors seeking to diversify their portfolios with less volatile investments will continue to find attractive opportunities in municipal bonds and municipal bond funds in the years to come.

* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

"REGARDLESS OF MARKET CONDITIONS, MUNICIPAL BOND FUNDS HAVE THE POTENTIAL TO OFFER VALUABLE ASSET ALLOCATION BENEFITS WITHOUT ADDING TO YOUR TAXABLE INVESTMENT INCOME."*

6


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FUND BASICS

Fund Objective
Seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.

Total Fund Assets
$373.22 million

Number of Holdings
152

Fund Start Date
February 29, 1984

Your Fund Manager
Elizabeth H. Howell joined Delaware Investments via its acquisition of Voyageur Fund Managers in 1997. She previously held management positions at Windsor Financial Group, Loomis Sayles and Eaton Vance Management. She holds a bachelor's degree from Skidmore College, an MBA degree from Babson College and is a member of the Twin Cities Securities Analysts Society.

NASDAQ Symbols
Class A                DEFFX
Class B                DMOBX
Class C                DMOCX


DELAWARE TAX-FREE MINNESOTA
FUND PERFORMANCE

Average Total Returns
Through February 29, 2000     Lifetime    10 Years    Five Years   One Year
------------------------------------------------------------------------------
Class A (Est. 2/29/84)
   Excluding Sales Charge      +7.88%      +6.09%       +4.78%      -4.95%
   Including Sales Charge      +7.63%      +5.69%       +3.98%      -8.49%
------------------------------------------------------------------------------
Class B (Est. 3/11/95)
   Excluding Sales Charge      +4.20%                               -5.63%
   Including Sales Charge      +3.86%                               -9.25%
------------------------------------------------------------------------------
Class C (Est. 5/4/94)
   Excluding Sales Charge      +4.16%                   +4.03%      -5.59%
   Including Sales Charge      +4.16%                   +4.03%      -6.49%
------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Fund during the period. Performance would have been lower if the expense limitation was not in effect.

                                                                              7
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FUND BASICS

Fund Objective
Seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.

Total Fund Assets
$259.64 million

Number of Holdings
118

Fund Start Date
May 1, 1987

Your Fund Manager
Elizabeth H. Howell

NASDAQ Symbols
Class A           MNINX
Class B           DVMBX
Class C           DVMCX


DELAWARE MINNESOTA INSURED
FUND PERFORMANCE

Average Total Returns
Through February 29, 2000       Lifetime    Ten Years    Five Years   One Year
------------------------------------------------------------------------------
Class A (Est. 5/1/87)
   Excluding Sales Charge         +6.59%      +6.27%       +4.96%      -2.54%
   Including Sales Charge         +6.28%      +5.86%       +4.15%      -6.21%
------------------------------------------------------------------------------
Class B (Est. 3/7/95)
   Excluding Sales Charge         +4.39%                               -3.27%
   Including Sales Charge         +4.05%                               -6.98%
------------------------------------------------------------------------------
Class C (Est. 5/4/94)
   Excluding Sales Charge         +4.26%                   +4.17%      -3.36%
   Including Sales Charge         +4.26%                   +4.17%      -4.28%
------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares of each Fund have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Minnesota Insured Fund during the period. Performance would have been lower if the expense limitation was not in effect.

8
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FUND BASICS

Fund Objective
Seeks to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the Minnesota state personal income tax.

Total Fund Assets
$53.18 million

Number of Holdings
50

Fund Start Date
October 27, 1985

Your Fund Manager
Elizabeth H. Howell

NASDAQ Symbols
Class A                  DXCCX
Class B                  DVSBX
Class C                  DVSCX


DELAWARE TAX-FREE MINNESOTA INTERMEDIATE
FUND PERFORMANCE

Average Total Returns
Through February 29, 2000       Lifetime    10 Years    Five Years   One Year
------------------------------------------------------------------------------
Class A (Est. 10/27/85)
   Excluding Sales Charge        +5.38%      +4.95%       +3.87%      -3.04%
   Including Sales Charge        +5.18%      +4.66%       +3.30%      -5.68%
------------------------------------------------------------------------------
Class B (Est. 8/15/95)
   Excluding Sales Charge        +2.57%                               -3.86%
   Including Sales Charge        +2.57%                               -5.70%
------------------------------------------------------------------------------
Class C (Est. 4/30/94)
   Excluding Sales Charge        +3.11%                   +3.07%      -3.86%
   Including Sales Charge        +3.11%                   +3.07%      -4.78%
------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares of each Fund have a 2.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 2% if redeemed before the end of the sixth year for each Fund.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Intermediate Fund during the period. Performance would have been lower if the limitation was not in effect.

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FUND BASICS

Fund Objective
Seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, primarily through investment in medium-and lower grade municipal obligations.

Total Fund Assets
$54.51 million

Number of Holdings
71

Fund Start Date
June 4, 1996

Your Fund Manager
Elizabeth H. Howell

NASDAQ Symbols
Class A                    DVMHX
Class B                    DVMYX
Class C                    DVMMX


DELAWARE MINNESOTA HIGH-YIELD
MUNICIPAL BOND FUND PERFORMANCE

Average Total Returns
Through February 29, 2000                             Lifetime    One Year
------------------------------------------------------------------------------
Class A (Est. 6/4/96)
   Excluding Sales Charge                              +4.10%      -7.69%
   Including Sales Charge                              +3.04%     -11.17%
------------------------------------------------------------------------------
Class B (Est. 6/12/96)
   Excluding Sales Charge                              +3.93%      -8.40%
   Including Sales Charge                              +3.23%     -11.89%
------------------------------------------------------------------------------
Class C (Est. 6/7/96)
   Excluding Sales Charge                              +3.35%      -8.40%
   Including Sales Charge                              +3.35%      -9.27%
------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares of each Fund have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year for each Fund.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Minnesota High-Yield Municipal Bond Fund during the period. Performance would have been lower if the expense limitation was not in effect.

High-yielding, non-investment grade bonds involve higher risk. Adverse conditions may affect the issuer's ability to pay interest and principal on these securities.

Statement of Net Assets

DELAWARE TAX-FREE MINNESOTA FUND

                                                        Principal     Market
February 29, 2000 (Unaudited)                             Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds - 98.28%
   Continuing Care/Retirement Revenue Bonds - 1.09%
   Eden Prairie Health Care Facilities
     Revenue Refunding Castle Ridge
     Care Center 5.70% 7/1/28 ......................     $1,740,000  $1,336,146
   Minnesota Agriculture & Economic
     Development Board Revenue
     Healthcare - Benedictine Health
     System 5.75% 2/1/29 ...........................      1,195,000     930,845
   New Hope Housing & Health
     Minnesota Masonic Home North
     Ridge 5.875% 3/1/29 ...........................      1,500,000   1,194,315
   Springfield St. John's Lutheran Home
     Revenue 8.50% 11/1/19 .........................        600,000     620,028
                                                                     ----------
                                                                      4,081,334
                                                                     ----------
   General Obligation Bonds - 10.05%
***Farmington Independent School
     District Number 192 Capital
     Appreciation Series B (FSA)
     6.236% 2/1/20 .................................      2,650,000     779,657
***Farmington Independent School
     District Number 192 Capital
     Appreciation Series B (FSA)
     6.267% 2/1/21 .................................      2,500,000     687,500
   Hennepin County
     5.75% 10/1/10 .................................      7,990,000   8,195,982
   Hutchinson Independent School
     District #423 Series A (MN
     School District Enhanced)
     5.85% 2/1/18 ..................................      1,700,000   1,705,236
***Lakeville Independent School
     District #194 Capital Appreciation
     Series B (FSA) 6.206% 2/1/19 ..................      8,000,000   2,516,640
***Mahtomedi Independent School
     District #832 Series B (MBIA)
     5.815% 2/1/14 .................................      1,540,000     693,308
   Minneapolis Sports Arena Project
     5.125% 10/1/20 ................................      7,690,000   6,892,009
   Minneapolis Unlimited Sales Tax Series
     1992 6.30% 10/1/08 ............................      1,750,000   1,825,161
 **Minnesota State Inverse Floater
     ROLS 5.79% 11/1/16 ............................      2,420,000   1,982,028
 **Minnesota State Inverse Floater
     ROLS 5.79% 11/1/17 ............................      1,135,000     900,214
 **Minnesota State Inverse Floater
     ROLS 5.79% 11/1/18 ............................      1,145,000     894,588
   Puerto Rico Commonwealth Public
     Improvement 5.25% 7/1/18 ......................      1,250,000   1,167,575

                                                        Principal     Market
                                                          Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   General Obligation Bonds (continued)
   Rochester Tax Increment
     6.50% 12/1/04 .................................    $ 1,000,000 $ 1,004,330
***Rosemount Independent School
     District #196 Series B (FSA)
     5.594% 4/1/11 .................................      2,600,000   1,410,136
***Rosemount Independent School
     District #196 (FSA)
     5.655% 4/1/12 .................................      1,850,000     942,779
***Rosemount Independent School
     District #196 (FSA)
     5.745% 4/1/13 .................................      1,915,000     912,421
   Rosemount Independent School
     District #196 (FSA)
     5.875% 4/1/15 .................................      1,375,000   1,389,946
***Sartell Independent School
     District #748 (MBIA)
     5.745% 2/1/13 .................................        540,000     259,735
***Sartell Independent School
     District #748 (MBIA)
     5.886% 2/1/15 .................................      1,075,000     452,371
***Sartell Independent School
     District #748 (MBIA)
     5.936% 2/1/16 .................................      1,750,000     689,535
***Sartell Independent School
     District #748 (MBIA)
     5.986% 2/1/17 .................................      1,600,000     589,728
   St. Paul Minnesota Tax Increment -
     Block 39 Project A
     4.75% 2/1/25 ..................................      2,000,000   1,636,520
                                                                    -----------
                                                                     37,527,399
                                                                    -----------
   Higher Education Revenue Bonds - 5.41%
   Minnesota Higher Education Augsburg
     College Series 4F1 6.25% 5/1/23 ...............      1,000,000     966,690
   Minnesota Higher Education Carleton
     College 5.75% 11/1/12 .........................      4,000,000   4,047,160
   Minnesota Higher Education Facilities
     Revenue Hamline University
     6.00% 10/1/12 .................................      1,250,000   1,253,288
   Minnesota Higher Education Facilities
     Revenue Hamline University
     6.00% 10/1/16 .................................      1,790,000   1,749,510
   Minnesota Higher Education St.
     Benedicts College 6.20% 3/1/16 ................      1,000,000   1,005,950
   Minnesota Higher Education St. Thomas
     University Series R2 5.60% 9/1/14 .............      1,000,000     987,310
   University Of Minnesota Series A
     5.50% 7/1/21 ..................................     10,500,000  10,153,815
                                                                    -----------
                                                                     20,163,723
                                                                    -----------

                                                         Principal     Market
Delaware Tax-Free Minnesota Fund                           Amount      Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Hospital Revenue Bonds - 21.14%
  Bemidji Hospital Facilities Revenue
    North County Health
    6.05% 9/1/16 ...................................   $   600,000  $  588,360
  Bemidji Hospital Facilities Revenue
    North County Health
    6.05% 9/1/24 ...................................     1,825,000   1,679,073
  Brainerd Benedictine Health Care
    Systems for St. Joseph's Hospital
    (Connie Lee) 6.00% 2/15/12 .....................     2,250,000   2,323,642
  Duluth Economic Development for
    St. Luke's Hospital (Connie Lee)
    6.40% 5/1/18 ...................................     3,295,000   3,355,892
  Duluth Economic Development
    Authority Benedictine for St. Marys'
    Hospital (Connie Lee)
    6.00% 2/15/20 ..................................     9,450,000   9,277,348
  Marshall Medical Center Weiner
    Memorial Medical Center
    Project 6.00% 11/1/28 ..........................     1,000,000     796,750
  Minneapolis Fairview Hospital Series
    91B (MBIA) 6.50% 1/1/11 ........................     3,000,000   3,130,080
  Minneapolis/St. Paul Housing &
    Redevelopment Authority - Childrens
    Health Care Series 5.50% 8/15/25 ...............     9,000,000   8,262,810
  Minneapolis/St. Paul Housing
    & Redevelopment Authority
    Health Care System for Healthspan
    Series A (AMBAC) 4.75% 11/15/18 ................     4,000,000   3,372,160
  Robbinsdale North Memorial Medical
    (AMBAC) 5.50% 5/15/23 ..........................    10,725,000   9,980,900
  Rochester Health Care Facilities
    Revenue Mayo Foundation
    Series A 5.50% 11/15/27 ........................     7,000,000   6,371,750
  Rochester Health Care Facilities
    Revenue Mayo Foundation
    Series B 5.50% 11/15/27 ........................     4,200,000   3,823,050
**Rochester Health Care Facilities
    Revenue Reg IRS for Mayo Clinic
    Series H Inverse Floater
    7.86% 11/15/15 .................................     3,500,000   3,597,965
  St. Cloud Hospital Facilities Revenue
    for St. Cloud Hospital (AMBAC)
    5.30% 10/1/20 ..................................     3,250,000   2,931,988
  St. Louis Park Commercial Development
    Revenue for -G & N, L P Project
    (Methodist Hospital Guaranteed)
    7.25% 6/1/13 ...................................     1,120,000   1,144,136
  St. Louis Park Methodist Hospital
    (AMBAC) 5.20% 7/1/23 ...........................    10,220,000   8,980,110

                                                         Principal     Market
                                                           Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
St. Paul Housing & Redevelopment
   Authority for Health East Authority
   Hospital Revenue 5.70% 11/1/15 ..................   $1,300,000  $ 1,057,459
St. Paul Housing & Redevelopment
   Hospital Revenue for Health East
   Series A 6.625% 11/1/17 .........................    8,440,000    7,489,234
Washington County Housing &
   Redevelopment Authority for Health
   Care 5.50% 11/15/27 .............................    1,000,000      720,390
                                                                    ----------
                                                                    78,883,097
                                                                    ----------
Housing Revenue Bonds - 19.00%
Austin Housing & Redevelopment
   Authority Courtyard Residence
   Series 95A 7.25% 1/1/26 .........................      500,000      511,290
Bloomington Housing & Redevelopment
   Authority Senior Summerhouse
   Bloomington Project 6.125% 5/1/35 ...............    3,420,000    2,846,910
Brooklyn Center Multifamily Housing
   Revenue Ponds Family Housing
   Project Section 8 5.90% 1/1/20 ..................    2,250,000    2,185,830
Burnsville Multifamily Bridgeway
   Apartments (FHA) 7.625% 2/1/24 ..................    3,370,000    3,364,136
Carver County Housing & Redevelopment
   Authority Multifamily Revenue
   Lake Grace Apartments 6.00% 7/1/28 ..............    1,435,000    1,391,189
Dakota County Housing & Redevelopment
   Authority Multifamily Revenue,
   Affordable Housing View Point
   Project 6.125% 11/1/17 ..........................    2,475,000    2,208,863
Dakota County Housing & Redevelopment
   Authority Single Family (GNMA)
   8.10% 3/1/16 ....................................       30,000       30,862
Eden Prairie Multifamily Revenue,
   Eden Investments (FHA)
   7.40% 8/1/25 ....................................      400,000      410,240
Eden Prairie Multifamily Windslope
   Apartments Section 8 Housing
   7.10% 11/1/17 ...................................    1,585,000    1,632,471
Eden Prairie Multifamily Homes
   Tanager Creek (GNMA)
   8.05% 6/20/31 ...................................    7,605,000    8,350,138
Hopkins Renaissance Multifamily
   Housing Section 8 6.375% 4/1/20 .................    1,000,000    1,005,750
Little Canada Multifamily Housing
   Revenue Housing Alternative
   Development Company Project
   Series A 6.10% 12/1/17 ..........................    1,625,000    1,497,600

                                                         Principal     Market
Delaware Tax-Free Minnesota Fund                           Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Little Canada Multifamily Housing
   Revenue Housing Alternative
   Development Company Project
   Series A 6.25% 12/1/27 ..........................   $2,900,000  $2,644,800
Minneapolis Housing Facility Revenue
   for Augustana Chapel View Project
   Series 1993 7.00% 4/1/18 ........................    1,000,000     952,760
Minneapolis Multifamily Housing -
   Trinity Apartments Series A
   Series A 6.75% 5/1/21 ...........................    2,100,000   2,039,961
Minneapolis Multifamily Housing for
   Nicollet Towers 6.00% 12/1/19 ...................    2,000,000   1,970,240
Minneapolis Multifamily Mortgage
   for Seward Towers Project
   (GNMA) 7.375% 12/20/30 ..........................    4,000,000   4,085,600
Minnesota Housing Finance Agency
   Multifamily Housing 6.95% 2/1/14 ................    1,500,000   1,546,980
Minnesota Housing Finance Agency
   Multifamily Housing Series 92A
   6.95% 8/1/17 ....................................      745,000     771,917
Minnesota Housing Finance Agency
   Rental Housing Series B
   6.25% 8/1/22 ....................................      935,000     935,019
Minnesota Housing Finance Agency
   Single Family Mortgage Series
   91C 7.10% 7/1/11 ................................      290,000     298,433
Minnetonka Multifamily Beacon
   Hill Project (Presbyterian Homes
   Guaranteed) 7.70% 6/1/25 ........................    2,000,000   1,997,420
Oakdale Housing Oak Meadows
   Project 7.00% 4/1/27 ............................    6,800,000   6,552,344
Park Rapids Multifamily Revenue
   The Court Apartments Project Section 8
   6.30% 2/1/20 ....................................    3,190,000   2,891,607
Rochester Multifamily Revenue,
   Wedum Shorewood Campus
   6.60% 6/1/36 ....................................    2,000,000   1,855,740
St. Louis Park Residential Mortgage
   Revenue for Single Family
   (GNMA) 7.25% 4/20/23 ............................      977,000   1,001,503
St. Louis Park Multifamily Housing
   Revenue Community Housing
   (FHA) 6.25% 12/1/28 .............................    3,855,000   3,887,459
St. Louis Park Multifamily Westwind
   Apartments Housing (GNMA)
   5.75% 1/1/29 ....................................    3,865,000   3,637,274

                                                         Principal     Market
                                                           Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
St. Paul Housing & Redevelopment
   Agency (Executive Life Guaranteed
   Investment Contract) Como Lake Project
   (FHA) 7.50% 3/1/26 ..............................   $1,000,000  $   980,000
St. Paul Housing & Redevelopment
   Single Family Mortgage (FNMA)
   6.90% 12/1/11 ...................................       28,000       28,234
St. Paul Housing & Redevelopment
   Single Family Mortgage
   (FNMA) 6.90% 12/1/21 ............................    1,305,000    1,340,196
Stillwater Multifamily Housing
   Stillwater Cottages 7.00% 11/1/27 ...............    1,000,000      923,390
Wadena Housing & Redevelopment
   Agency Humphrey Manor - (Section 8)
   6.00% 2/1/19 ....................................    2,130,000    2,117,966
Washington County Housing &
   Redevelopment Authority Revenue
   Briar Pond - Series C (GNMA)
   7.25% 8/20/34 ...................................    1,020,000      955,475
Wells Housing & Redevelopment
   Agency Broadway Apartments Project
   Section 8 7.00% 1/1/19 ..........................    1,025,000    1,043,204
Willmar Housing & Redevelopment
   Agency Highland Apartments Section 8
   5.85% 6/1/19 ....................................    1,050,000    1,015,781
                                                                   -----------
                                                                    70,908,582
                                                                   -----------
Industrial Development Revenue Bonds - 8.46%
Andover Development Revenue
   Downtown Center Project Series A
   7.00% 12/1/12 ...................................    1,000,000    1,007,820
Becker Pollution Control Revenue
   for Northern States Power Co Series
   89A 6.80% 4/1/07 ................................    2,000,000    2,062,560
Cloquet Pollution Control Revenue
   for Potlatch Corporation
   5.90% 10/1/26 ...................................   15,000,000   13,535,850
East Grand Forks for American Crystal
   Sugar Pollution Control Revenue
   7.75% 4/1/18 ....................................    1,230,000    1,270,442
International Falls Pollution Control
   Revenue Boise Cascade Project
   5.65% 12/1/22 ...................................    1,500,000    1,274,040
Richfield Commercial Development
   Revenue for Richfield Shoppes
   8.375% 10/1/13 ..................................    2,200,000    2,376,946
Seaway Port Authority Duluth Industrial
   Development Dock & Wharf Revenue
   Cargill Project Series E
   6.125% 11/1/14 ..................................    4,500,000    4,570,200

                                              Principal      Market
Delaware Tax-Free Minnesota Fund              Amount         Value
--------------------------------------------------------------------
   Municipal Bonds (continued)
   Industrial Development Revenue Bonds (continued)
   St. Cloud Commercial Development
      Revenue for Northwest Center
      Association 7.50% 8/1/12 ...........  $ 4,118,971  $ 4,149,369
   St. Paul Port Authority Commercial
      Development Revenue Fort Road
      Medical/Irvine Park (Asset Gty)
      7.50% 9/1/02 .......................    1,300,000    1,315,652
                                                         -----------
                                                          31,562,879
                                                         -----------
   Lease/Certificates of Participation - 0.67%
   Beltrami County Housing &
      Redevelopment Authority Revenue
      6.20% 2/1/14 .......................    1,010,000    1,023,978
   West St. Paul Commercial Mortgage
      K-Mart Lease 7.00% 11/1/07 ............ 1,441,720    1,483,631
                                                         -----------
                                                           2,507,609
                                                         -----------

   Power Authority Revenue Bonds - 16.66%
   Bass Brook Pollution Control Revenue
      for Minnesota Power & Light
      6.00% 7/1/22 .......................   17,000,000   15,852,670
   Bass Brook Pollution Control Revenue
      for Minnesota Power & Light
      Company (MBIA) 6.00% 7/1/22 ........    1,750,000    1,753,115
***Northern Minnesota Municipal Power
      Agency (AMBAC) 5.483% 1/1/09 .......    3,815,000    2,365,109
   Northern Minnesota Municipal Power
      Agency (FSA) 5.25% 1/1/13 ..........    4,000,000    3,897,760
   Northern Minnesota Municipal Power
      Agency Electric System Revenue
       (AMBAC) 5.50% 1/1/18 ..............    9,200,000    8,786,920
 **Puerto Rico Electric Power Authority
      Revenue Series DD Inverse Floater
      ROLS (FSA) 5.11% 7/1/19 ............    3,050,000    2,041,670
   Puerto Rico Electric Power Authority
      Series EE 4.75% 7/1/24 .............    3,900,000    3,187,119
   Puerto Rico Electric Power Authority
      Series X 5.50% 7/1/25 ..............    2,930,000    2,725,808
   Puerto Rico Electric Power Authority
      Series Z 5.25% 7/1/21 ..............    1,500,000    1,340,670
   Southern Minnesota Municipal Power
      Agency (MBIA) 4.75% 1/1/16 .........    7,200,000    6,464,664
   Southern Minnesota Municipal Power
      Agency (MBIA) 5.75% 1/1/18 .........    7,770,000    7,633,403
***Southern Minnesota Municipal Power
      Agency (MBIA) 6.076% 1/1/19 ........    8,210,000    2,658,316
***Southern Minnesota Municipal Power
      Agency (MBIA) 6.127% 1/1/21 ........    5,000,000    1,421,700
   Southern Minnesota Municipal Power
      Agency Supply System (AMBAC)
      5.50% 1/1/15 .......................    1,560,000    1,522,825

                                            Principal        Market
                                            Amount           Value
--------------------------------------------------------------------
 Municipal Bonds (continued)
 Power Authority Revenue Bonds (continued)
 Western Municipal Power Agency
    Revenue 6.125% 1/1/16 ...............   $   525,000  $   524,932
                                                         -----------
                                                          62,176,681
                                                         -----------
*Pre-Refunded/Escrowed to Maturity - 12.23%
 Blaine Industrial Development Revenue
    (Ball Corp.) (Escrowed to Maturity)
    8.25% 12/1/00 ........................      300,000      309,006
 Bloomington Tax Increment (Escrowed
    to Maturity) 9.75% 2/1/08 ............      500,000      598,885
 Brainerd Independent School
    District #181 7.00% 6/1/11-01 ........      390,000      399,824
 Faribault Independent School
    District #656 (MN School District
    Credit Enhanced) 6.10% 6/1/10-04 ........ 1,000,000    1,033,020
 Glencoe/Mcleod County Health Care
    8.50% 12/1/15-00 .....................      500,000      515,915
 Kenyon Wanamingo Independent School
    District (MBIA) 6.00% 2/1/18-05 ......    2,350,000    2,419,160
 Little Canada Health Care 1992
    (Presbyterian Homes Guaranteed)
    7.25% 7/1/12-00 ......................    1,000,000    1,029,590
 Maplewood Independent School District
    #622 (FSA) 7.10% 2/1/25-05 ...........   10,000,000   10,885,800
 Minneapolis Health Care American
    Baptist Homes 8.70% 11/1/09-01 .......    2,485,000    2,687,801
 Minneapolis/St. Paul Housing &
    Redevelopment Authority HealthOne
    (MBIA) 7.40% 8/15/11-00 ..............    1,360,000    1,406,131
 Minnesota Public Facilities Authority
    Water Pollution Control
    6.95% 3/1/13-01 ......................    5,220,000    5,455,944
 Minnesota Public Facilities Authority
    Water Pollution Control
    6.25% 3/1/16-05 ......................    4,400,000    4,632,496
 Owatonna Public Utilities
    6.75% 1/1/16-01 ......................    1,000,000    1,019,640
 Pine Island Independent School District
    #255 (FSA) 6.625% 6/1/12-01 ..........      240,000      244,973
 Pine Island Independent School District
    #255 (FSA) 6.625% 6/1/13-01 ..........      310,000      316,423
 Pine Island Independent School District
    #255 (FSA) 6.625% 6/1/14-01 ..........      330,000      336,838
 Pine Island Independent School District
    #255 (FSA) 6.625% 6/1/15-01 ..........      355,000      362,356
 Pine Island Independent School District
    #255 (FSA) 6.625% 6/1/16-01 ..........      380,000      387,874
 Plainview Independent School District
    #810 6.70% 2/1/06-03 .................      385,000      399,973

                                              Principal       Market
Delaware Tax-Free Minnesota Fund              Amount          Value
----------------------------------------------------------------------
  Municipal Bonds (continued)
  Pre-Refunded/Escrowed to Maturity (continued)
  Plainview Independent School
     District #810 6.75% 2/1/08-03 ........ $   445,000    $   462,898
  Plainview Independent School
     District #811 6.75% 2/1/07-03 ........     420,000        436,892
  Red Wing Housing & Redevelopment
     Agency Jordan Tower Section 8 Series
     92 7.00% 1/1/19-02 ...................   1,500,000      1,583,655
**Richfield Independent School
     District #280 Series C, Inverse Floater
     5.34% 2/1/15-03 ......................   1,365,000      1,392,314
  Southern Minnesota Municipal Power
     Agency Revenue (Escrowed to Maturity)
     (MBIA) 5.75% 1/1/18 ..................   1,000,000        982,160
  Southern Minnesota Municipal Power
     Agency Supply System (Escrowed to
     Maturity) (AMBAC) 5.50% 1/1/15 .......     990,000        995,326
  Spring Park Minnesota Twin Birch
     Health Care Center (Guarantor: Presbyterian
     Homes of Minnesota)
     8.25% 8/1/11-01 ......................     600,000        640,380
  St. Cloud Housing & Redevelopment
     Agency Northway A&B Project -
     Section 8 7.50% 12/1/18-00 ...........   2,045,000      2,134,960
  St. Louis Park Methodist Hospital
     (AMBAC) 7.25% 7/1/18-00 ..............     775,000        798,196
  University Of Minnesota Series A
     (Escrowed to Maturity)
     6.00% 2/1/11 .........................   1,500,000      1,508,085
  Western Minnesota Municipal Power
     Agency Revenue (Escrowed to Maturity)
     (MBIA) 9.75% 1/1/16 ..................     185,000        260,715
                                                           -----------
                                                            45,637,230
                                                           -----------

                                              Principal       Market
                                              Amount          Value
----------------------------------------------------------------------
   Municipal Bonds (continued)
   Water & Sewer Revenue Bonds - 2.04%
 **Minnesota Public Facilities Authority
      Water Pollution Control Revenue
      Inverse Floater 5.01% 3/1/16 ........ $ 2,000,000    $ 1,454,240
   Minnesota Public Facilities Authority
      Water Pollution Control Revenue
      4.75% 3/1/19 ........................   2,000,000      1,708,760
   Puerto Rico Aqueduct & Sewer
      Authority 5.00% 7/1/15 ..............   2,000,000      1,823,640
   Puerto Rico Aqueduct & Sewer
      Authority 5.00% 7/1/19 ..............   3,000,000      2,631,210
                                                           -----------
                                                             7,617,850
                                                           -----------
   Other Revenue Bonds - 1.53%
   Minneapolis Community Development
      Agency Common Bond Fund
      7.40% 12/1/21 .......................     795,000        837,302
   Minneapolis Community Development
      Agency Common Bond Fund
      7.95% 12/1/11 .......................     855,000        909,156
   Minneapolis Community Development
      Agency Common Bond Fund
      Opportunity Workshop Project
      Series 2A 7.125% 12/1/05 ............     510,000        532,914
***Minneapolis Community Development
      Agency Tax Increment Revenue
      5.483% 9/1/09 .......................   5,750,000      3,438,327
                                                           -----------
                                                             5,717,699
                                                           -----------
   Total Municipal Bonds
      (cost of $370,631,356) ..............                366,784,083
                                                           -----------

                                                       Market
Delaware Tax-Free Minnesota Fund                       Value
-------------------------------------------------------------------
Total Market Value of Securities - 98.28%
   (cost $370,631,356) ....................         $366,784,083
Receivables and Other Assets
   Net of Liabilities - 1.72% .............            6,437,992
                                                    ------------
Net Assets Applicable to 31,969,550
   Shares Outstanding - 100.00% ...........         $373,222,075
                                                    ============
Net Asset Value - Delaware Tax-Free
   Minnesota  Fund A Class
    ($353,482,527 / 30,279,968 shares) ....               $11.67
                                                          ------
Net Asset Value - Delaware Tax-Free
   Minnesota Fund B Class
   ($12,893,001 / 1,103,973 shares) .......               $11.68
                                                          ------
Net Asset Value - Delaware Tax-Free
   Minnesota Fund C Class
   ($6,846,547 / 585,609 shares) ..........               $11.69
                                                          ------


----------------------

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Inverse Floater represents a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect as of February 29, 2000.
*** Zero Coupon Bond - The interest rate shown is the effective yield as of February 29, 2000.

Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
   Asset Gty - Insured by the Asset Guaranty Insurance Company
   Connie Lee - Insured by College Construction Insurance Association FHA - Insured by the Federal Housing Authority
   FNMA - Insured by the Federal National Mortgage Association
   FSA - Insured by the Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association
   MBIA - Insured by the Municipal Bond Insurance Association

                                                       Market
                                                        Value
-----------------------------------------------------------------
Components of Net Assets at February 29, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) ................         $380,012,789
Undistributed net investment loss .........               (4,935)
Accumulated net realized loss
   on investments .........................           (2,938,506)
Net unrealized depreciation
   on investments .........................           (3,847,273)
                                                    ------------
Total net assets ..........................         $373,222,075
                                                    ============
Net Asset Value and Offering Price Per Share -
   Delaware Tax-Free Minnesota Fund
Net asset value A Class (A) ...............               $11.67
Sales charge (3.75% of offering price
   or 3.86% of amount invested
   per share) (B) .........................                 0.45
                                                          ------
Offering price ............................               $12.12
                                                          ======


----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $100,000 or more.


                             See accompanying notes

DELAWARE MINNESOTA INSURED FUND

                                             Principal        Market
February 29, 2000 (Unaudited)                Amount           Value
----------------------------------------------------------------------
   Municipal Bonds - 97.67%
   General Obligation Bonds - 14.77%
   Anoka County Capital Improvement
      Series C (FGIC) 5.90% 2/1/11 .......  $8,045,000     $ 8,125,370
   Becker Refunding Tax Increment
      Series D (MBIA) (AMT)
      6.25% 8/1/15 .......................   6,300,000       6,431,733
   Eden Prairie Independent School
      District #272 Series A
      5.125% 2/1/14 ......................   2,000,000       1,884,960
   Eden Prairie Independent School
      District #272 Series A
      5.125% 2/1/15 ......................   2,250,000       2,101,792
   Hennepin County Ref Solid Waste
      IBC (MBIA) 5.75% 10/1/10 ...........   1,800,000       1,834,650
   Hopkins Independent School
      District #270 (MBIA)
      4.875% 2/1/14 ......................   1,875,000       1,714,219
***Lakeville Independent School District
      #194 Capital Appreciation
      Series B (FSA) 6.015% 2/1/15 .......   2,455,000       1,013,817
***Lakeville Independent School District
      #194 Capital Appreciation Series B
      (FSA) 6.106% 2/1/17 ................   2,490,000         899,861
***Rosemount Independent School
      District #196 (FSA) 5.483% 4/1/09      1,860,000       1,137,595
***Rosemount Independent School District
      #196 Series B (FSA)
      5.534% 4/1/10 ......................   2,240,000       1,291,450
   South Washington County Independent
      School District #883 (FGIC)
      6.125% 6/1/09 ......................   1,430,000       1,445,430
   South Washington County Independent
      School District #883 (FGIC)
      6.125% 6/1/11 ......................   2,720,000       2,762,133
   St. Cloud Independent School District
      #742 (FGIC) 6.05% 2/1/09 ...........   1,000,000       1,022,360
   St. Francis Independent School
      District #15 (FGIC) 5.90% 4/1/10       1,845,000       1,877,527
   Stillwater Independent School District
      #834 (FGIC) 5.50% 2/1/10 ...........   2,995,000       3,007,220
   Western Lake Superior Series A (MBIA)
      (AMT) 6.00% 10/1/08 ................     400,000         412,180
   Western Lake Superior Series A (MBIA)
      (AMT) 6.10% 10/1/09 ................     425,000         438,936
   Western Lake Superior Series A (MBIA)
      (AMT) 6.20% 10/1/10 ................     450,000         465,584
   Western Lake Superior Series A (MBIA)
      (AMT) 6.20% 10/1/11 ................     475,000         489,839
                                                           -----------
                                                            38,356,656
                                                           -----------

                                             Principal        Market
                                             Amount           Value
----------------------------------------------------------------------
  Municipal Bonds (continued)
  Hospital Revenue Bonds - 14.80%
  Bloomington Masonic Home Care Center
     (AMBAC) 5.90% 7/1/09 ...............   $1,250,000     $ 1,286,337
  Brainerd Benedictine Health Care
     Systems for St. Joseph's Hospital
     (Connie Lee) 6.00% 2/15/12 .........    1,500,000       1,549,095
  Brainerd Benedictine Health Care
     Systems for St. Joseph's Hospital
     (Connie Lee) 6.00% 2/15/20 .........    2,000,000       1,997,620
  Duluth Economic Development Authority
     Benedictine for St. Luke's Hospital
     (Connie Lee) 6.40% 5/1/18 ..........      500,000         509,240
  Duluth Economic Development Authority
     St. Luke's Hospital (Connie Lee)
     6.00% 2/15/20 ......................    1,300,000       1,276,249
  Duluth Economic Development Authority
     St. Luke's Hospital (Connie Lee)
     6.40% 5/1/10 .......................    3,335,000       3,486,376
  Minneapolis Fairview Hospital Series
     91B (MBIA) 6.50% 1/1/11 ............    3,000,000       3,130,080
  Minneapolis/St. Paul Housing &
     Redevelopment Authority HealthOne
     (MBIA) 7.40% 8/15/05 ...............      600,000         620,352
  Minneapolis/St. Paul Housing &
     Redevelopment Authority Children's
     Hospital 5.50% 8/15/25 .............    2,250,000       2,065,703
  Minneapolis/St. Paul Housing &
     Redevelopment Authority Health Care
     Systems for Healthspan Series
     93A (FSA) 5.00% 11/15/13 ...........    6,490,000       6,102,612
  Minneapolis Health Care Facility
     Revenue Fairview Hospital & Healthcare
     Series A (MBIA) 5.25% 11/15/19 .....    2,750,000       2,482,700
  Minnesota Agricultural & Economic
     Development Fairview Hospital
     Series 97A 5.75% 11/15/26 ..........    8,250,000       7,891,867
  Robbinsdale North Memorial Medical
     (AMBAC) 5.50% 5/15/23 ..............    5,400,000       5,025,348
  St. Paul Ramsey Medical (AMBAC)
     5.50% 5/15/13 ......................    1,000,000         987,910
                                                           -----------
                                                            38,411,489
                                                           -----------

                                             Principal         Market
Delaware Minnesota Insured Fund               Amount           Value
----------------------------------------------------------------------
   Municipal Bonds (continued)
   Housing Revenue Bonds - 15.78%
   Chaska Waters Edge Multifamily
      Revenue (GNMA) 7.30% 1/20/30 .......  $3,257,000      $3,446,883
   Dakota County Housing & Redevelopment
      Authority Single Family Mortgage
      Revenue (GNMA/FNMA)
      5.85% 10/1/30 ......................   6,984,000       6,577,601
   Dakota County Housing & Redevelopment
      Authority Single Family Mortgage
      Revenue (FNMA) 6.70% 10/1/17 .......   3,025,000       3,112,059
   Dakota, Washington & Stearns Counties
      Housing & Redevelopment Authority
      Single Family Mortgage Revenue
      (MBIA) 7.85% 12/1/30 ...............      95,000          97,156
   Eagan Multifamily Revenue Woodridge
      Apartments (GNMA) 5.90% 8/1/20 .....   1,000,000         977,910
   Hopkins Multifamily Housing Auburn
      Apartments (GNMA) 8.05% 6/20/31.....   3,790,000       4,091,457
   Minneapolis/St. Paul Housing Finance
      Board Housing Project Phase V
     (GNMA) 8.875% 11/1/18 ...............      35,000          35,286
   Minneapolis/St. Paul Housing Finance
      Board Housing Project Phase IX
      (GNMA) 7.25% 8/1/21 ................     855,000         881,103
   Minneapolis/St. Paul Housing Finance
      Board Housing Project Phase IX
      (GNMA) 7.30% 8/1/31 ................     585,000         604,498
   Minneapolis/St. Paul Housing Finance
      Board Single Family Mortgage Revenue
      (GNMA) 8.125% 12/1/14 ..............      90,000          90,880
   Minneapolis /St. Paul Housing Finance
      Board Single Family Mortgage Revenue
      (GNMA) 8.30% 8/1/21 ................      55,000          55,114
   Minnesota Housing Finance Agency
      Single Family Housing Rental (AMBAC)
      5.95% 2/1/15 .......................   2,325,000       2,331,370
   Minnesota Housing Finance Agency
      Single Family Housing Rental (MBIA)
      5.95% 2/1/18 .......................   6,315,000       6,266,564
   Minnesota State Housing Finance
      Agency Single Family Housing Rental
      Series D (AMBAC) (AMT)
      5.80% 7/1/21 .......................   2,585,000       2,469,192

                                             Principal          Market
                                             Amount             Value
----------------------------------------------------------------------
  Municipal Bonds (continued)
  Housing Revenue Bonds (continued)
  Minnesota Housing Finance Agency
     Single Family Mortgage Revenue
     Series A (AMBAC) 7.05% 7/1/22 ......   $  365,000      $  372,417
  Minnesota Housing Finance Agency
     Single Family Mortgage Revenue
     Series A (AMBAC) 7.45% 7/1/22 ......      480,000         493,248
  Scott County Housing & Redevelopment
     Authority Facility Lease Revenue
     Justice Center Project (AMBAC)
     5.50% 12/1/15 ......................    1,755,000       1,711,546
  South St. Paul Housing & Redevelopment
     Authority Single Family Housing
     Mortgage Series 93 (FNMA)
     5.75% 9/1/20 .......................    2,225,000       2,170,109
  St. Paul Housing & Redevelopment
     Authority Multifamily Housing (FNMA)
     6.60% 10/1/12 ......................    4,000,000       4,138,160
  White Bear Lake Multifamily Housing
     Lake Square (FHA) 5.875% 2/1/15.....    1,055,000       1,057,247
                                                            ----------
                                                            40,979,800
                                                            ----------

  Power Authority Revenue Bonds - 10.97%
  Bass Brook Pollution Control Revenue
     for Minnesota Power & Light
     Company (MBIA) 6.00% 7/1/22 ........    2,000,000       2,003,560
  Marshall Utility Revenue (FSA)
     6.45% 7/1/10 .......................      500,000         520,220
  Marshall Utility Revenue (FSA)
     6.45% 7/1/11 .......................      100,000         103,982
  Marshall Utility Revenue (FSA)
     6.50% 7/1/12 .......................      500,000         520,665
  Marshall Utility Revenue (FSA)
     6.50% 7/1/13 .......................      500,000         520,665
  Northern Minnesota Municipal
     Power Agency Electric Systems
     4.75% 1/1/20 .......................    6,600,000       5,557,662
  Northern Minnesota Municipal
     Power Agency Electric System
     Revenue (AMBAC) 5.50% 1/1/18 .......    4,200,000       4,011,420
  Northern Minnesota Municipal
     Power Agency (FSA) 5.25% 1/1/13.....    4,750,000       4,628,590
  Northern Municipal Power Agency
     Minnesota Electric Systems
     Revenue 5.40% 1/1/15 ...............    2,000,000       1,934,480

                                             Principal          Market
Delaware Minnesota Insured Fund              Amount             Value
----------------------------------------------------------------------
   Municipal Bonds (continued)
   Power Authority Revenue Bonds (continued)
 **Puerto Rico Electric Power Authority
      Revenue Series DD Inverse Floater
      (FSA) 5.20% 7/1/19 ................  $ 2,825,000    $  1,891,055
   Puerto Rico Electric Power Authority
      Revenue Ref - Series GG (FSA)
      4.75% 9/1/21 ......................    1,000,000         853,840
   Puerto Rico Electric Power Authority
      Revenue Ref - Series EE (MBIA)
      4.50% 7/1/18 ......................    4,500,000       3,781,890
   Southern Minnesota Municipal Power
      Agency (MBIA) 4.75% 1/1/16 ........    2,400,000       2,154,888
                                                          ------------
                                                            28,482,917
                                                          ------------

  *Pre-Refunded/Escrowed to Maturity Bonds - 40.70%
   Alexandria Independent School District
      #206 (MBIA) 6.30% 2/1/13-03 .......    1,775,000       1,827,984
   Becker Wastewater Treatment
      Facility Series A (MBIA)
      5.95% 2/1/14-04 ...................      500,000         512,560
   Brainerd Independent School District
      #181 (FGIC) 7.00% 6/1/09-01 .......      515,000         528,102
   Brainerd Independent School District
      #181 (FGIC) 7.00% 6/1/10-01 .......      550,000         563,992
   Buffalo Independent School District
      #887 (FSA) 6.10% 2/1/15-03 ........    1,030,000       1,056,646
   Carver County Housing & Redevelopment
      Authority Jail Facility (MBIA)
      6.40% 2/1/10-02 ...................      515,000         527,865
   Carver County Housing & Redevelopment
      Authority Jail Facility (MBIA)
      6.40% 2/1/11-02 ...................      550,000         563,535
   Carver County Housing & Redevelopment
      Authority Jail Facility (MBIA)
      6.40% 2/1/12-02 ...................      585,000         599,180
   Carver County Housing & Redevelopment
      Authority Jail Facility (MBIA)
      6.40% 2/1/13-02 ...................      625,000         640,150
   Carver County Housing & Redevelopment
      Authority Jail Facility (MBIA)
      6.40% 2/1/14-02 ...................      670,000         686,241
   Dakota & Washington Counties
      Housing & Redevelopment Authority
      Single Family Mortgage Revenue
      (Escrowed to Maturity) (GNMA)
      8.375% 9/1/21 .....................   14,115,000      18,018,644

                                             Principal        Market
                                             Amount           Value
----------------------------------------------------------------------
  Municipal Bonds (continued)
 *Pre-Refunded/Escrowed to Maturity Bonds (continued)
  Dakota & Washington Counties
     Housing & Redevelopment Authority
     Single Family Mortgage Revenue
     (Escrowed to Maturity) (GNMA)
     8.45% 9/1/19 .......................   $9,000,000     $11,465,280
  Dakota & Washington Counties
     Housing & Redevelopment Authority
     Single Family Mortgage Revenue
     (Escrowed to Maturity) (MBIA)
     8.15% 9/1/16 .......................      405,000         496,356
  Delano Independent School District
     #879 (AMBAC) 7.25% 2/1/10-01 .......      500,000         510,495
  Detroit Lakes Benedictine Health for
     St. Mary's Hospital (Connie Lee)
     6.00% 2/15/12-03 ...................    1,630,000       1,710,115
  Detroit Lakes Benedictine Health for
     St. Mary's Hospital (Connie Lee)
     6.00% 2/15/19-03 ...................    1,000,000       1,049,150
  Duluth Economic Development Authoriy
     6.00% 2/15/17-03 ...................   10,000,000      10,491,500
  Duluth Economic Development Authority
     Health Care Duluth Clinic (AMBAC)
     6.30% 11/1/22-02 ...................    2,690,000       2,839,645
  Duluth Economic Development Authority
     Health Care Duluth Clinic
     (AMBAC) 6.30% 11/1/22-04 ...........    1,060,000       1,119,286
  Eden Prairie Independent School
     District #272 (FGIC) 5.85% 2/1/13-02    2,500,000       2,536,775
  Eden Prairie Independent School
     District #272 (MBIA)
     5.65% 2/1/13-02 ....................    3,200,000       3,235,552
  Elk River Independent School District
     #728 (FSA) 6.30% 2/1/14-02 .........      500,000         511,405
  Elk River Independent School
     District #728 (FSA) 6.30% 2/1/15-02       665,000         680,169
  Elk River Independent School
     District #728 Series 92 B (AMBAC)
     6.00% 2/1/09-03 ....................    3,950,000       4,043,773
  Ellendale Geneva Independent School
     District #762 (AMBAC)
     6.00% 2/1/10-03 ....................      230,000         235,522
  Ellendale Geneva Independent School
     District #762 (AMBAC)
     6.00% 2/1/11-03 ....................      245,000         250,750

                                             Principal        Market
Delaware Minnesota Insured Fund              Amount           Value
----------------------------------------------------------------------
 Municipal Bonds (continued)
*Pre-Refunded/Escrowed to Maturity Bonds (continued)
 Ellendale Geneva Independent School
    District #762 (AMBAC)
    6.00% 2/1/12-03 .................      $   265,000     $   271,148
 Ellendale Geneva Independent School
    District #762 (AMBAC)
    6.00% 2/1/13-03 .................          280,000         286,496
 Ellendale Geneva Independent School
    District #762 (AMBAC)
    6.00% 2/1/14-03 .................          300,000         306,960
 Ellendale Geneva Independent School
    District #762 (AMBAC)
    6.00% 2/1/15-03 .................          320,000         327,424
 Farmington Independent School
    District #192 (MBIA)
    6.80% 2/1/11-01 .................          850,000         864,322
 Maplewood Independent School
    District #622 (FSA)
    7.10% 2/1/25-05 .................       11,525,000      12,545,884
 Maplewood Independent School
    District #622 (MBIA)
    7.10% 2/1/19-05 .................        5,935,000       6,460,722
 Minneapolis/St. Paul Housing &
    Redevelopment Authority HealthOne
    (MBIA) 7.40% 8/15/11-00 .........        2,370,000       2,450,390
 Minnesota Public Facilities Authority
    Water Pollution Control Revenue
    (MBIA) 6.50% 3/1/14-02 ..........        1,500,000       1,577,295
 Moorhead Independent School
    District #152 (AMBAC)
    5.90% 2/1/10-01 .................          475,000         479,327
 Moorhead Independent School
    District #152 (AMBAC)
    5.90% 2/1/11-01 .................          505,000         509,510
 Moorhead Independent School
    District #152 (AMBAC)
    5.90% 2/1/12-01 .................          540,000         544,822
 Moorhead Independent School
    District #152 (AMBAC)
    6.00% 2/1/13-01 .................          575,000         580,641
 Moorhead Minnesota Public Utilities
    (MBIA) 6.25% 11/1/12-02 .........          735,000         757,013
 Northern Minnesota Municipal Power
    Agency Series B (AMBAC)
    5.90% 1/1/08-03 .................          700,000         731,752

                                             Principal         Market
                                             Amount            Value
----------------------------------------------------------------------
   Municipal Bonds (continued)
  *Pre-Refunded/Escrowed to Maturity Bonds (continued)
   South Washington County Independent
      School District #883 (FGIC)
      6.875% 6/1/11-00 ................    $   520,000    $    522,808
   Southern Minnesota Municipal Power
      Agency Revenue (Escrowed to Maturity)
      (AMBAC) 5.75% 1/1/18 ............        670,000         658,047
   Southern Minnesota Municipal Power
      Agency Revenue (Escrowed to Maturity)
      (MBIA) 5.75% 1/1/18 .............      3,790,000       3,721,477
   St. Cloud Hospital Facility Revenue
      (AMBAC) 6.75% 7/1/11-01 .........        400,000         418,716
   St. Cloud Hospital Facility Revenue
      (AMBAC) 6.75% 7/1/15-01 .........        500,000         523,395
   St. Cloud Hospital Facility Revenue
      (AMBAC) 7.00% 7/1/07-01 .........        500,000         524,990
   St. Louis Park Methodist Hospital
      (AMBAC) 7.25% 7/1/18-00 .........        500,000         514,965
   Washington County Housing &
      Redevelopment Authority Jail Facilities
      (MBIA) 7.00% 2/1/12-02 ..........        500,000         520,480
   Western Minnesota Municipal Power
      Agency Revenue (Escrowed to Maturity)
      (MBIA) 6.60% 1/1/10 .............      2,000,000       2,116,840
   Western Minnesota Municipal Power
      Agency Revenue (Escrowed to
      Maturity) (MBIA) 9.75% 1/1/16 ...        530,000         746,913
                                                          ------------
                                                           105,663,009
                                                          ------------
   Transportation Revenue Bonds - 0.65%
***Puerto Rico Commonwealth Highway
      & Transportation Authority
      Revenue Series A (AMBAC)
      6.006% 7/1/18 ...................      5,000,000       1,689,050
                                                          ------------
                                                             1,689,050
                                                          ------------
   Total Municipal Bonds
      (cost $250,362,783) .............                    253,582,921
                                                          ------------

                                             Number of
                                                Shares
                                             ---------
   Short-Term Investments 1.37%
   Wells Fargo National Tax-Free
      Money Market Fund ...............      3,550,438       3,550,438
                                                          ------------
   Total Short-Term Investments
      (cost $3,550,438) ...............                      3,550,438
                                                          ------------

                                                      Market
Delaware Minnesota Insured Fund                       Value
-----------------------------------------------------------------
   Total Market Value of Securities - 99.04%
      (cost $253,913,221) .................         $257,133,359
   Receivables and Other Assets
      Net of Liabilities - 0.96% ..........            2,503,799
                                                    ------------
   Net Assets Applicable to 25,457,287
      Shares Outstanding - 100.00% ........         $259,637,158
                                                    ============

   Net Asset Value - Delaware Minnesota
      Insured Fund A class
      ($245,059,293 / 24,027,267 shares) ..               $10.20
                                                          ------
   Net Asset Value - Delaware Minnesota
      Insured Fund B class
      ($10,661,455 / 1,046,171 shares) ....               $10.19
                                                          ------
   Net Asset Value - Delaware Minnesota
      Insured Fund C class
      ($3,916,410 / 383,849 shares) .......               $10.20
                                                          ------


----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded
** Inverse Floater represents a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect as of February 29, 2000.
*** Zero Coupon Bond - The interest rate shown is the effective notes yield as of February 29, 2000.

Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
   AMT - Subject to Federal Alternative Minimum Tax
   Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
   FHA - Insured by the Federal Housing Authority
   FNMA - Insured by the Federal National Mortgage Association
   FSA - Insured by the Financial Security Assurance
   GNMA - Insuredm by the Government National Mortgage Association
   MBIA - Insured by the Municipal Bond Insurance Association

                                                       Market
                                                       Value
-------------------------------------------------------------------
  Components of Net Assets at February 29, 2000:
  Shares of beneficial interest (unlimited
     authorization - no par) .............         $263,466,468
  Accumulated net realized loss
     on investments ......................           (7,049,448)
  Net unrealized appreciation
     of investments ......................            3,220,138
                                                   ------------
  Total net assets .......................         $259,637,158
                                                   ============

  Net Asset Value and Offering Price per Share -
     Delaware Minnesota Insured Fund
  Net asset value A Class (A) ............               $10.20
  Sales charge (3.75% of offering
     price or 3.92% of amount invested
     per share) (B) ......................                 0.40
                                                         ------
  Offering Price .........................               $10.60
                                                         ======

  ----------------------

  (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
  (B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND

                                                          Principal    Market
February 29, 2000 (Unaudited)                             Amount       Value
--------------------------------------------------------------------------------
  Municipal Bonds - 98.96%
  General Obligation Bonds - 5.33%
**Minnesota State Inverse Floater
   ROLS 5.79% 11/1/16 ..............................   $2,000,000  $1,638,040
  Olmstead County Resource Recovery
   Series A 5.90% 2/1/05 ...........................    1,175,000   1,195,915
                                                                   ----------
                                                                    2,833,955
                                                                   ----------
  Health Care/Hospital Revenue Bonds - 13.18%
  Fergus Falls Health Care Facility
   Broen Memorial Home Project
   6.20% 11/1/05 ...................................      100,000      97,528
  Fergus Falls Health Care Facility
   Broen Memorial Home Project
   6.30% 11/1/06 ...................................      200,000     194,380
  Fergus Falls Health Care Facility
   Broen Memorial Home Project
   6.40% 11/1/07 ...................................      200,000     193,756
  Fergus Falls Health Care Facility
   Broen Memorial Home Project
   6.60% 11/1/09 ...................................      240,000     231,197
  Fergus Falls Health Care Facility
   Broen Memorial Home Project
   6.70% 11/1/10 ...................................      260,000     249,844
  Maplewood Health Care Facility
   For Healtheast 5.70% 11/15/02 ...................    1,000,000     969,590
  Maplewood Health Care Facility
   For Healtheast 5.95% 11/15/06 ...................    2,200,000   2,033,548
  Minneapolis Health Care Facilities
   Jones - Harrison Residence Project
   5.90% 10/1/16 ...................................      125,000     105,774
  New Hope Housing & Health
   Masonic Home North Ridge
   5.875% 3/1/29 ...................................    1,000,000     796,210
  Rochester Nursing Home & Multifamily
   Housing Revenue Samaritan
   Bethany, Inc. 6.00% 5/1/04 ......................      300,000     298,557
  Rochester Nursing Home & Multifamily
   Housing Revenue Samaritan
   Bethany, Inc. 6.10% 5/1/05 ......................      250,000     248,558
  St. Paul Housing & Redevelopment
   Authority for HealthEast Authority
   Hospital Revenue 5.70% 11/1/15 ..................      800,000     650,744
  St. Paul Housing & Redevelopment
   Authority for HealthEast Authority
   Hospital Revenue 5.85% 11/1/17 ..................    1,160,000     937,338
                                                                    ---------
                                                                    7,007,024
                                                                    ---------
  Higher Education Revenue Bonds - 1.65%
  Minnesota Higher Education Facility
   Authority Augsburg College
   Series 4F2 5.75% 5/1/16 .........................      925,000     875,587
                                                                    ---------
                                                                      875,587
                                                                    ---------

                                                          Principal    Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds - 10.96%
Minneapolis Multifamily Revenue
   Trinity Apartments, Series A
   6.75% 5/1/21 ....................................   $3,000,000  $2,914,230
Oakdale Elderly Housing Revenue
   PHM/Oakdale Project
   5.75% 3/1/18 ....................................    1,400,000   1,156,568
Oakdale Housing Oak Meadows
   Project 6.20% 4/1/07 ............................      150,000     145,653
Oakdale Housing Oak Meadows
   Project 6.30% 4/1/08 ............................      260,000     251,690
Oakdale Housing Oak Meadows
   Project 6.50% 4/1/10 ............................      295,000     286,094
Park Rapids Multifamily Revenue
   The Court Apartments Project
   Section 8 6.05% 8/1/12 ..........................    1,070,000   1,001,670
St. Paul Housing & Redevelopment
   Single Family Mortgage (FNMA)
   6.90% 12/1/21 ...................................       70,000      71,888
                                                                    ---------
                                                                    5,827,793
                                                                    ---------
Industrial Development Revenue Bonds - 16.90%
Andover Development Revenue
   Downtown Center Project
   Series A 6.50% 12/1/06 ..........................    1,795,000   1,773,622
Brooklyn Center Commercial
   Development Revenue Brookdale
   Association (Reliastar Life Ins. Co.)
   5.70% Mandatory Put 6/1/01 ......................    1,000,000   1,009,700
Duluth Gross Revenue Bond Duluth
   Entertainment 7.00% 12/1/03 .....................    1,250,000   1,315,113
Duluth Gross Revenue Bond Duluth
   Entertainment 7.30% 12/1/06 .....................      250,000     269,153
Minnesota Public Facilities Authority
   Pollution Control Revenue
   Series A 6.55% 3/1/03 ...........................    1,720,000   1,783,399
Richfield Commercial Development
   Revenue Richfield Shoppes Project
   7.50% 10/1/04 ...................................      820,000     813,383
St. Paul Port Authority Commercial
   Development Revenue Fort Road
   Medical/Irvine Park (Asset Gty)
   7.50% 9/1/02 ....................................    2,000,000   2,024,080
                                                                    ---------
                                                                    8,988,450
                                                                    ---------
Lease/Certificates of Participation - 4.18%
Beltrami County Housing & Redevelopment
   Authority Revenue 5.90% 2/1/08 ..................      355,000     359,043
Beltrami County Housing & Redevelopment
   Authority Revenue 6.00% 2/1/09 ..................      380,000     384,476
Beltrami County Housing &
   Redevelopment  Authority Revenue
   6.00% 2/1/10 ....................................      405,000     408,050

Delaware Tax-Free Minnesota                             Principal      Market
Intermediate Fund                                       Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Lease/Certificates of Participation - 4.18%
  Beltrami County Housing &
   Redevelopment Authority Revenue
   6.10% 2/1/11 ....................................    $   430,000  $  434,687
  Hibbing Economic Development
   Authority Revenue
   6.10% 2/1/08 ....................................        650,000     638,788
                                                                      ---------
                                                                      2,225,044
                                                                      ---------
  Power Authority Revenue Bonds - 6.03%
  Eveleth Industrial Development
   Revenue for Minnesota Power &
   Light Company 6.125% 1/1/04 .....................      2,500,000   2,535,850
**Puerto Rico Electric Power
   Authority Revenue Series DD
   Inverse Floater (FSA) 5.20% 7/1/19 ..............      1,000,000     669,400
                                                                      ---------
                                                                      3,205,250
                                                                      ---------
 *Pre-Refunded/Escrowed To Maturity Bonds - 40.73%
  Austin Independent School District
   #492 (MBIA) 6.875% 2/1/12-01 ....................      1,205,000   1,226,100
  Braham Independent School District
   #314 (AMBAC) 6.30% 2/1/19-01 ....................      3,015,000   3,051,994
  Eden Valley Watkins Independent
   School District #463 (FSA)
   6.55% 2/1/11-02 .................................        250,000     256,828
  Eden Valley Watkins Independent
   School District #463 (FSA)
   6.60% 2/1/16-02 .................................        615,000     632,349
  Mankato Independent School
   District #77 (FSA) 6.35% 2/1/13-02 ..............      1,750,000   1,791,493
  Metropolitan Council Hubert H
   Humphrey Metrodome Sports Facility
   Revenue Series 92 (Escrowed to
   Maturity) 6.00% 10/1/09 .........................      3,520,000   3,630,493
  Minneapolis/St. Paul HealthOne
   Series B (Escrowed to Maturity)
   7.55% 8/15/00 ...................................        325,000     330,005
  Minnesota State 6.25% 8/1/10-02 ..................      4,000,000   4,134,040
  Olmstead County 6.85% 2/1/02-01 ..................        800,000     818,352
  Olmstead County 6.90% 2/1/03-01 ..................        900,000     921,051
  Olmstead County 6.95% 2/1/04-01 ..................        950,000     972,639
**Richfield Independent School District
   #280 Series C Inverse Floater
   5.34% 2/1/15 ....................................      1,000,000   1,020,010
  St. Cloud Hospital Facility Revenue
   (AMBAC) 7.00% 7/1/20-01 .........................      2,740,000   2,876,945
                                                                     ----------
                                                                     21,662,299
                                                                     ----------
  Total Municipal Bonds
   (cost $53,713,870) ..............................                 52,625,402
                                                                     ----------

                                                                      Market
                                                                      Value
--------------------------------------------------------------------------------
Total Market Value of Securities - 98.96%
   (cost $53,713,870) ..............................              $52,625,402
Receivables and Other Assets
   Net of Liabilities- 1.04% .......................                  552,144
                                                                  -----------
Net Assets Applicable to 5,217,441
   Shares Outstanding - 100.00% ....................              $53,177,546
                                                                  ===========
Net Asset Value - Delaware Tax-Free
   Minnesota Intermediate Fund A Class
   ($47,990,546 / 4,709,074 Shares) ................              $     10.19
                                                                  -----------
Net Asset Value - Delaware Tax-Free
   Minnesota Intermediate Fund B Class
   ($2,724,433 / 266,897 Shares) ...................              $     10.21
                                                                  -----------
Net Asset Value - Delaware Tax-Free
   Minnesota Intermediate Fund C Class
   ($2,462,567 / 241,470 Shares) ...................              $     10.20
                                                                  -----------
----------------------

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

**Inverse Floater represents a security that pays interest rates that increase
  (decrease) with a decrease (increase) in a specific index.
  Interest rates disclosed are in effect as of February 29, 2000.

Summary of Abbreviations:

   AMBAC - Insured by the AMBAC Indemnity Corporation
   Asset Gty - Insured by the Asset Guaranty Insurance Company
   FNMA - Insured by the Federal National Mortgage Association
   FSA - Insured by Financial Security Assurance
   MBIA - Insured by the Municipal Bond Insurance Association

Components of Net Assets at February 29, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) .........................              $56,151,915
Undistributed net investment loss ..................                     (555)
Accumulated net realized loss
   on investments ..................................               (1,885,346)
Net unrealized depreciation
   of investments ..................................               (1,088,468)
                                                                  -----------
Total net assets ...................................              $53,177,546
                                                                  ===========

Net Asset Value and Offering Price Per Share -
   Delaware Tax-Free Minnesota Intermediate Fund
Net asset value A Class (A) ........................              $     10.19
Sales charge (2.75% of offering price or
   2.85% of amount invested per share) (B) .........                     0.29
                                                                  -----------
Offering price                                                    $     10.48
                                                                  ===========
----------------------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND

                                                         Principal    Market
February 29, 2000 (Unaudited)                            Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.23%
City Agent Revenue Bonds - 3.33%
Minneapolis Community Development
   Agency Common Bond Fund  Series 2
   (AMT) 6.20% 6/1/17 ..............................    $ 750,000  $  756,435
Minneapolis Community Development
   Agency Revenue Limited Tax Series 4
   (AMT) 6.20% 6/1/17 ..............................    1,055,000   1,056,699
                                                                   ----------
                                                                    1,813,134
                                                                   ----------
General Obligation Bonds - 3.53%
Inver Grove Heights (MN School
   District Enhanced) Series A
   5.75% 2/1/13 ....................................      100,000     101,141
**Minnesota State Inverse Floater
   ROLS 5.79% 11/1/17 ..............................    2,300,000   1,824,222
                                                                   ----------
                                                                    1,925,363
                                                                   ----------
Higher Education Revenue Bonds - 1.78%
Minnesota State Higher Education
   Facility St. Mary's College Series 3Q
   6.15% 10/1/23 ...................................      900,000     871,686
Minnesota State University System
   Revenue Bonds Series 93A
   6.10% 6/30/23 ...................................      100,000     100,032
                                                                    ---------
                                                                      971,718
                                                                    ---------
Hospital Revenue Bonds - 22.03%
Cambridge Health Care Facility
   Revenue Grandview
   Christian Home 7.25% 9/1/26 .....................      125,000     125,075
Cannon Falls Nursing Home
   Franciscan Health Community Project
   7.25% 7/1/21 ....................................      100,000      98,074
Duluth Economic Development
   Authority Health Care Facilities
   St. Francis Health Care Facility
   6.75% 12/1/17 ...................................      325,000     317,415
Fergus Falls Health Care Facility
   Revenue Lake Region Hospital
   6.50% 9/1/18 ....................................      750,000     716,663
Glencoe Health Care Revenue
   6.40% 12/1/15 ...................................      275,000     254,683
Mankato Health Facilities Revenue
   Mankato Lutheran Homes Series A
   6.875% 10/1/26 ..................................      300,000     273,714
Minneapolis Health Care Facility
   Revenue Jones-Harrison Residence
   Project 6.00% 10/1/27 ...........................    1,565,000   1,271,437
Minneapolis Housing & Health Care
   Facility Revenue Augustana Chapel
   View Homes 6.50% 6/1/17 .........................    1,370,000   1,242,124

                                                       Principal     Market
                                                       Amount        Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Hospital Revenue Bonds (continued)
  Minnesota Agriculture & Economic
     Development Board Benedictine
     Health Systems 5.75% 2/1/29 ..................... $1,000,000   $ 778,950
  Minnetonka Multifamily Housing
     Beacon Hill Senior Housing Project
     7.55% 6/1/19 ....................................    200,000     198,762
  Moorhead Economic Development
     Authority Multifamily Revenue
     Refunding & Improvement Housing
     Development for Eventide Series B
     6.00% 6/1/18 ....................................    870,000     750,558
  New Hope Housing & Health
     Minnesota Masonic Home North
     Ridge 5.875% 3/1/29 .............................  1,500,000   1,194,315
  Northfield Health Care Facilities
     Revenue Refunding & Improvement
     Retirement Center Series A
     6.00% 5/1/28 ....................................  1,405,000   1,137,010
  Perham Hospital District Congregate
     Housing Facilities Briarwood Project
     6.25% 2/1/22 ....................................    620,000     535,469
**Rochester Health Care Facilities
     Revenue Reg IRS for Mayo Clinic,
     Series H Inverse Floater
     7.86% 11/15/15 ..................................  1,500,000   1,541,985
  Springfield St. John's Lutheran Home
     Revenue 8.50% 11/1/19 ...........................    150,000     155,007
  St. Anthony Multifamily Housing
     Chandler (GNMA) 6.05% 11/20/16 ..................    135,000     136,727
  St. Paul Housing & Redevelopment
     Hospital Revenue for Health East
     Series A 6.625% 11/1/17 .........................    235,000     208,527
  St. Paul Housing & Redevelopment
     Hospital Revenue for Health East
     Series B 6.625% 11/1/17 .........................    475,000     421,491
  Waconia Good Samaritan Housing &
     Redevelopment Revenue for The
     Evangelical Lutheran Series A
     6.00% 6/1/14 ....................................    660,000     650,008
                                                                   ----------
                                                                   12,007,994
                                                                   ----------
  Housing Revenue Bonds - 53.00%
  Bloomington Multifamily Housing
     Revenue Refunding Hampshire
     Apartments Series A
     6.20% 12/1/31 ...................................  2,500,000   2,156,175
  Brooklyn Center Four Court Multifamily
     Housing 7.50% 6/1/25 ............................    370,000     356,976

Delaware Minnesota High-Yield                           Principal      Market
Municipal Bond Fund                                     Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Carver Multifamily Housing Lake
   Grace 6.25% 7/1/28 ..............................     $325,000   $ 314,506
Carver Multifamily Housing Lake
   Grace 8.00% 7/1/28 ..............................      320,000     326,464
Chanhassen Multifamily Housing
   Heritage Park 6.20% 7/1/30 ......................      300,000     300,777
Chaska Multifamily West Suburban
   Housing Partners 5.875% 3/1/31 ..................    1,000,000     845,130
Coon Rapids Multifamily Revenue
   Margaret Place Series A
   6.50% 5/1/25 ....................................      500,000     462,245
Coon Rapids Senior Housing Revenue
   Refunding Epiphany Senior Citizens
   Housing Corporation Project
   6.00% 11/1/28 ...................................    3,455,000   2,792,677
Eden Prairie Multifamily Housing
   Tanager Creek (Subordinated)
   8.00% 6/20/31 ...................................      760,000     718,443
Hutchinson Multifamily Housing
   Revenue Evergreen Apartments
   Project 5.75% 11/1/28 ...........................    3,545,000   3,159,091
Minneapolis Multifamily Housing
   Olson Townhomes 6.00% 12/1/19 ...................      800,000     770,384
Minneapolis Multifamily Housing for
   Nicollet Towers 6.00% 12/1/19 ...................      300,000     295,536
Minneapolis Multifamily Housing
   Revenue Grant Street Project
   7.25% 11/1/29 ...................................    2,835,000   2,718,311
Minnesota Housing Finance Authority
   Single Family Housing
   5.875% 1/1/17 ...................................       90,000      89,186
Minnesota Housing Finance Authority
   Single Family Mortgage Series
   E 6.25% 1/1/23 ..................................       85,000      84,889
Minnetonka Senior Housing Revenue
   Westridge Senior Housing Project
   6.30% 9/1/08 ....................................      110,000     106,426
Minnetonka Senior Housing Revenue
   Westridge Senior Housing Project
   6.50% 9/1/12 ....................................      285,000     270,086
Minnetonka Senior Housing Revenue
   Westridge Senior Housing Project
   7.00% 9/1/27 ....................................    1,275,000   1,183,149
New Brighton Multifamily Polynesian
   Village 7.60% 4/1/25 ............................      300,000     301,272
Oakdale Elderly Housing Revenue
   PHM/Oakdale Project 6.00% 3/1/28 ................    1,800,000   1,460,970

                                                        Principal      Market
                                                        Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Oakdale Housing Oak Meadows Project
   6.75% 4/1/15 ....................................   $1,500,000 $ 1,437,075
Rochester Multifamily Revenue,
   Wedum Shorewood Campus
   6.60% 6/1/36 ....................................    3,000,000   2,783,610
Shoreview Elderly Housing PHM/
   Shoreview Project 6.15% 12/1/33 .................    2,955,000   2,394,348
St. Louis Park Multifamily Mortgage
   Revenue Tamarind Project (FNMA)
   5.50% 11/1/13 ...................................      125,000     121,714
Stillwater Multifamily Housing
   Stillwater Cottages 6.75% 11/1/11 ...............      205,000     193,311
Stillwater Multifamily Housing
   Stillwater Cottages 7.00% 11/1/16 ...............      680,000     637,452
Stillwater Multifamily Housing
   Stillwater Cottages 7.00% 11/1/27 ...............      340,000     313,953
Twin Valley Congregate Housing
   Revenue Living Options Incorporated
   Project 5.95% 11/1/28 ...........................    1,825,000   1,459,325
Washington County Housing -
   Briarwood Pond - (GNMA)
   Subordinated, B 7.125% 8/20/34 ..................      905,000     839,315
                                                                   ----------
                                                                   28,892,796
                                                                   ----------
Industrial Development Revenue Bonds - 5.36%
Andover Development Revenue
   Downtown Center Project Series A
   7.00% 12/1/12 ...................................    1,640,000   1,652,825
International Falls Minnesota Solid
   Waste Disposal Revenue
   6.85% 12/1/29 ...................................    1,000,000     982,420
Red Wing Industrial Development
   Revenue for Kmart (First Mortgage)
   5.50% 7/1/08 ....................................      300,000     284,886
                                                                    ---------
                                                                    2,920,131
                                                                    ---------
Lease/Certificates of Participation - 2.73%
Beltrami County Housing &
   Redevelopment Authority Revenue
   Lease 6.10% 2/1/12 ..............................      460,000     464,623
Hibbing Economic Development
   Authority 6.40% 2/1/12 ..........................      530,000     515,361
Rice County Certificate of Participation
   6.00% 12/1/21 ...................................      125,000     123,789
Saint Cloud Certificate of Participation
   5.90% 12/1/17 ...................................      400,000     383,004
                                                                    ---------
                                                                    1,486,777
                                                                    ---------

Delaware Minnesota High-Yield                           Principal      Market
Municipal Bond Fund                                     Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Power Authority Revenue Bonds - 1.01%
**Puerto Rico Electric Power Authority
     Revenue Series DD Inverse Floater
     (FSA) 5.11% 7/1/19 ............................     $400,000   $ 267,760
  Western Municipal Power Agency
     Revenue 6.125% 1/1/16 .........................      285,000     284,963
                                                                  -----------
                                                                      552,723
                                                                  -----------
 *Pre-ReFunded Bonds - 1.14%
  Esko Independent School District #99
     (FSA) 5.75% 4/1/17-05 .........................      100,000     101,931
  Little Canada Senior Facility Residence
     Series 92 (Presbyterian Homes
     Guaranteed) 7.25% 7/1/12-00 ...................      250,000     257,398
  Minneapolis Health Care American
     Baptist Homes 8.70% 11/1/09-01 ................      150,000     162,242
  Stewartville Independent School
     District (MN School District Enhanced)
     Series A 5.75% 2/1/12-05 ......................      100,000     101,659
                                                                  -----------
                                                                      623,230
                                                                  -----------
  Other Revenue Bonds - 4.32%
  Minneapolis Community Development
     Agency Revenue Holiday Inn
     Metrodome Project 6.00% 12/1/01 ...............    1,100,000   1,094,324
  St. Paul Housing & Redevelopment
     Authority Acorn Dual Language
     Charter School 6.60% 11/1/24 ..................    1,000,000     899,500
  Woodbury Golf Course Revenue
     6.75% 2/1/22 ..................................      365,000     361,266
                                                                  -----------
                                                                    2,355,090
                                                                  -----------
  Total Municipal Bonds
     (cost $59,319,044) ............................              $53,548,956
                                                                  -----------

                                                                     Market
                                                                     Value
--------------------------------------------------------------------------------
Total Market Value of Securities - 98.23%
   (cost $59,319,044) ..............................              $53,548,956
Receivables and Other Assets
   Net of Liabilities - 1.77% ......................                  965,330
                                                                  -----------
Net Assets Applicable to 5,832,010
   Shares Outstanding - 100.00% ....................              $54,514,286
                                                                  ===========
Net Asset Value - Delaware Minnesota
   High-Yield Municipal Bond Fund A Class
   ($34,475,675 / 3,688,846 shares) ................              $      9.35
                                                                  -----------
Net Asset Value - Delaware Minnesota
   High-Yield Municipal Bond Fund B Class
   ($13,268,597 / 1,419,018 shares) ................              $      9.35
                                                                  -----------
Net Asset Value - Delaware Minnesota
   High-Yield Municipal Bond Fund C Class
   ($6,770,014 / 724,146 shares) ...................              $      9.35
                                                                  -----------
----------------------

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse Floater represents a security that pays interest rates that increase
  (decrease) with a decrease (increase) in a specified index.
  Interest rates disclosed are in effect as of February 29, 2000.

Summary of Abbreviations:

   AMT - Subject to Federal Alternative Minimum Tax
   FSA - Insured by Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association
   FNMA - Insured by the Federal National Mortgage Association

Components of Net Assets at February 29, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) .........................              $61,659,965
Undistributed net investment income ................                   33,768
Accumulated net realized loss
   on investments ..................................               (1,409,359)
Net unrealized depreciation
   on investments ..................................               (5,770,088)
                                                                  -----------
Total net assets ...................................              $54,514,286
                                                                  ===========

Net Asset Value and Offering Price Per Share -
   Delaware Minnesota High-Yield Municipal Bond Fund
Net asset value A Class (A) ........................                    $9.35
Sales charge (3.75% of offering price
   or 3.85% of amount invested
   per share) (B) ..................................                     0.36
                                                                  -----------
Offering price .....................................              $      9.71
                                                                  ===========
----------------------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations

                                                                                                                   Delaware
                                                                   Delaware       Delaware    Delaware Tax-Free   Minnesota
                                                                   Tax-Free       Minnesota       Minnesota       High-Yield
                                                                   Minnesota       Insured       Intermediate      Municipal
Six Months Ended February 29, 2000 (Unaudited)                        Fund           Fund            Fund          Bond Fund
------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .......................................................  $12,120,209    $ 8,027,712     $ 1,777,923      $ 2,023,196

Expenses:
Management fees ................................................    1,071,498        673,913         143,986          167,332
Distribution expense ...........................................      562,653        393,548          64,613          159,538
Dividend disbursing and transfer agent fees and expenses .......      178,000        104,400          18,900           30,410
Accounting and administration ..................................       75,800         55,050           9,200           14,305
Reports and statements to shareholders .........................       72,000         62,000           8,600           19,000
Registration fees ..............................................        8,000         26,500          11,100           15,924
Professional fees ..............................................       36,400         13,200           4,400            5,200
Custodian fees .................................................       17,100         22,800           3,000            4,527
Taxes (other than taxes on income) .............................       23,300         14,900           2,150            2,600
Trustees' fees .................................................        5,760          2,500           1,200            1,486
Other ..........................................................       27,285         40,513           8,866           18,324
                                                                  -----------    -----------     -----------      -----------
                                                                    2,077,796      1,409,324         276,015          438,646
Less expenses absorbed or waived ...............................      (54,171)        (4,205)            214         (125,972)
Less expenses paid indirectly ..................................       (4,500)        (3,114)           (663)            (703)
                                                                  -----------    -----------     -----------      -----------
Total operating expenses .......................................    2,019,125      1,402,005         275,566          311,971
Interest expense ...............................................       58,601          4,498          12,623               74
                                                                  -----------    -----------     -----------      -----------
Total expenses .................................................    2,077,726      1,406,503         288,189          312,045
                                                                  -----------    -----------     -----------      -----------

Net Investment Income ..........................................   10,042,483      6,621,209       1,489,734        1,711,151
                                                                  -----------    -----------     -----------      -----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments ........................   (2,442,605)    (1,136,466)     (1,697,500)      (1,195,773)
Net change in unrealized appreciation/
   depreciation of investments .................................  (16,239,179)    (7,398,844)       (654,879)      (4,276,123)
                                                                  -----------    -----------     -----------      -----------

Net Realized and Unrealized Gain (Loss)
   on Investments ..............................................  (18,681,784)    (8,535,310)     (2,352,379)      (5,471,896)
                                                                  -----------    -----------     -----------      -----------
Net Increase (Decrease) in Net Assets Resulting
   from Operations .............................................  $(8,639,301)   $(1,914,101)    $  (862,645)     $(3,760,745)
                                                                  ===========    ===========     ===========      ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                         Delaware Tax-Free              Delaware Minnesota
                                                          Minnesota Fund                   Insured Fund
----------------------------------------------------------------------------------------------------------------

                                                       Six Months      Year          Six Months        Year
                                                         Ended         Ended            Ended          Ended
                                                        2/29/00       8/31/99          2/29/00        8/31/99
                                                      (Unaudited)                    (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income .............................. $ 10,042,483   $ 20,993,346    $  6,621,209   $ 13,965,097
Net realized gain (loss) on investments ............   (2,442,605)      (147,117)     (1,136,466)       137,142
Net change in unrealized appreciation/depreciation
  of investments ...................................  (16,239,179)   (25,287,979)     (7,398,844)   (14,549,781)
                                                     ----------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations ..................................   (8,639,301)    (4,441,750)     (1,914,101)      (447,542)
                                                     ----------------------------------------------------------

Distributions to Shareholders from:
Net investment income:
   A Class .........................................   (9,603,683)   (20,174,383)     (6,306,964)   (13,346,041)
   B Class .........................................     (288,712)      (487,034)       (229,205)      (465,991)
   C Class .........................................     (155,023)      (262,572)        (85,040)      (153,065)

Net realized gain on investments:
   A Class .........................................            -     (1,282,605)              -              -
   B Class .........................................            -        (33,499)              -              -
   C Class .........................................            -        (17,432)              -              -
                                                     ----------------------------------------------------------
                                                      (10,047,418)   (22,257,525)     (6,621,209)   (13,965,097)
                                                     ----------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class .........................................   13,348,546     31,725,320       4,572,672     16,615,252
   B Class .........................................    1,282,608      4,642,678         857,821      3,412,545
   C Class .........................................    1,186,056      3,462,305         296,795      1,749,748

Netasset value of shares issued upon reinvestment
  of distributions from net investment income and
  net realized gain on investments:
   A Class .........................................    6,322,990     14,191,034       4,280,751      8,915,770
   B Class .........................................      189,244        358,655         162,107        301,236
   C Class .........................................      114,304        212,238          71,676        123,826
                                                     ----------------------------------------------------------
                                                       22,443,748     54,592,230      10,241,822     31,118,377
                                                     ----------------------------------------------------------
Cost of shares repurchased:
   A Class .........................................  (42,592,025)   (42,409,234)    (24,239,355)   (26,476,059)
   B Class .........................................   (1,276,208)    (1,147,113)     (1,840,354)    (1,657,474)
   C Class .........................................     (936,627)    (1,339,166)       (577,561)      (622,365)
                                                     ----------------------------------------------------------
                                                      (44,804,860)   (44,895,513)    (26,657,270)   (28,755,898)
                                                     ----------------------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions ......................  (22,361,112)     9,696,717     (16,415,448)     2,362,479
                                                     ----------------------------------------------------------
Net Increase (Decrease) in Net Assets ..............  (41,047,831)   (17,002,558)    (24,950,758)   (12,050,160)

Net Assets:
Beginning of period ................................  414,269,906    431,272,464     284,587,916    296,638,076
                                                     ----------------------------------------------------------
End of period ...................................... $373,222,075   $414,269,906    $259,637,158   $284,587,916
                                                     ==========================================================

                             See accompanying notes
28

                                                                                                          Delaware Minnesota
                                                                         Delaware Tax-Free                    High-Yield
                                                                    Minnesota Intermediate Fund           Municipal Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                      Six Months         Year          Six Months        Year
                                                                         Ended           Ended            Ended          Ended
                                                                        2/29/00         8/31/99          2/29/00        8/31/99
                                                                      (Unaudited)                      (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ..............................................  $ 1,489,734     $ 3,012,051      $ 1,711,151    $ 3,106,508
Net realized gain (loss) on investments ............................   (1,697,500)       (140,464)      (1,195,773)      (201,795)
Net change in unrealized appreciation/depreciation of
  investments ......................................................     (654,879)     (3,073,048)      (4,276,123)    (3,408,558)
                                                                      -----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ....     (862,645)       (201,461)      (3,760,745)      (503,845)
                                                                      -----------------------------------------------------------
Distributions to Shareholders from:
Net investment income:
   A Class .........................................................   (1,379,093)     (2,843,696)      (1,132,481)    (2,089,853)
   B Class .........................................................      (61,558)        (86,563)        (375,729)      (704,387)
   C Class .........................................................      (49,638)        (79,885)        (186,632)      (295,807)
                                                                      -----------------------------------------------------------
                                                                       (1,490,289)     (3,010,144)      (1,694,842)    (3,090,047)
                                                                      -----------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class .........................................................    1,969,909      11,359,599        4,701,311     13,786,474
   B Class .........................................................      336,048       1,677,583          860,515      4,295,037
   C Class .........................................................      535,948       1,224,701          901,619      3,126,801

Netasset value of shares issued upon reinvestment of
   distributions from net investment income and net
   realized gain on investments:
   A Class .........................................................    1,042,443       2,116,790          646,149      1,146,164
   B Class .........................................................       39,150          56,875          213,102        404,641
   C Class .........................................................       43,334          70,383          130,034        207,133
                                                                      -----------------------------------------------------------
                                                                        3,966,832      16,505,931        7,452,730     22,966,250
                                                                      -----------------------------------------------------------
Cost of shares repurchased:
   A Class .........................................................   (9,091,084)     (8,562,397)      (9,227,123)    (4,114,523)
   B Class .........................................................     (416,006)       (101,621)      (2,284,620)    (1,347,167)
   C Class .........................................................     (321,575)       (494,429)      (1,113,466)      (580,086)
                                                                      -----------------------------------------------------------
                                                                       (9,828,665)     (9,158,447)     (12,625,209)    (6,041,776)
                                                                      -----------------------------------------------------------
Increase (decrease) in net assets derived from capital
   share transactions ..............................................   (5,861,833)      7,347,484       (5,172,479)    16,924,474
                                                                      -----------------------------------------------------------
Net Increase (Decrease) in Net Assets ..............................   (8,214,767)      4,135,879      (10,628,066)    13,330,582

Net Assets:
Beginning of period ................................................   61,392,313      57,256,434       65,142,352     51,811,770
                                                                      -----------------------------------------------------------
End of period ......................................................  $53,177,546     $61,392,313      $54,514,286    $65,142,352
                                                                      ===========================================================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                       Delaware Tax-Free Minnesota Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six                     Eight
                                                               Months      Year         Months
                                                               Ended       Ended        Ended                 Year Ended
                                                             2/29/00(1)   8/31/99     8/31/98(1) 12/31/97(3)   12/31/96    12/31/95
                                                            (Unaudited)
Net asset value, beginning of period ....................... $ 12.230    $ 13.020     $ 12.910    $ 12.400     $ 12.630    $ 11.330

Income (loss) from investment operations:
   Net investment income ...................................    0.307       0.628        0.431       0.654        0.630       0.620
   Net realized and unrealized gain (loss) on investments ..   (0.560)     (0.752)       0.136       0.511       (0.230)      1.320
                                                             ----------------------------------------------------------------------
   Total from investment operations ........................   (0.253)     (0.124)       0.567       1.165        0.400       1.940
                                                             ----------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.307)     (0.626)      (0.435)     (0.655)      (0.630)     (0.640)
   Distributions from net realized gain on investments .....        -      (0.040)      (0.022)          -            -           -
                                                             ----------------------------------------------------------------------
   Total dividends and distributions .......................   (0.307)     (0.666)      (0.457)     (0.655)      (0.630)     (0.640)
                                                             ----------------------------------------------------------------------

Net asset value, end of period ............................. $ 11.670    $ 12.230     $ 13.020    $ 12.910     $ 12.400    $ 12.630
                                                             ======================================================================

Total return(2).............................................   (2.07%)     (1.06%)       4.46%       9.68%        3.33%      17.49%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................. $353,482    $394,144     $416,113    $417,365     $428,380    $455,220
   Ratio of expenses to average net assets .................    1.03%       0.94%        0.89%       0.91%        0.92%       0.93%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly .......    1.06%       0.94%        0.92%       0.95%        0.92%       0.93%
   Ratio of net investment income to average net assets ....    5.18%       4.89%        5.00%       5.22%        5.13%       5.11%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid
     indirectly ............................................    5.15%       4.89%        4.97%       5.18%        5.13%       5.11%
   Portfolio turnover ......................................      21%         17%          13%         19%          28%         51%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                    Delaware Tax-Free Minnesota Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six                     Eight                            Period From
                                                             Months      Year         Months                            8/11/95(4)
                                                             Ended       Ended        Ended           Year Ended            to
                                                           2/29/00(1)   8/31/99     8/31/98(1) 12/31/97(3)   12/31/96    12/31/95
                                                          (Unaudited)
Net asset value, beginning of period .....................  $12.240     $13.020      $12.910     $12.400      $12.620     $11.900

Income (loss) from investment operations:
   Net investment income .................................    0.260       0.527        0.366       0.574        0.560       0.450
   Net realized and unrealized gain (loss) on
     investments .........................................   (0.560)     (0.740)       0.136       0.508       (0.220)      0.710
                                                            ---------------------------------------------------------------------
   Total from investment operations ......................   (0.300)     (0.213)       0.502       1.082        0.340       1.160
                                                            ---------------------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ..................   (0.260)     (0.527)      (0.370)     (0.572)      (0.560)     (0.440)
   Distributions from net realized gain on
     investments .........................................        -      (0.040)      (0.022)          -            -           -
                                                            ---------------------------------------------------------------------
   Total dividends and distributions .....................   (0.260)     (0.567)      (0.392)     (0.572)      (0.560)     (0.440)
                                                            ---------------------------------------------------------------------

Net asset value, end of period ...........................  $11.680     $12.240      $13.020     $12.910      $12.400     $12.620
                                                            =====================================================================

Total return(2) ..........................................   (2.45%)     (1.74%)       3.94%       8.95%        2.83%       9.95%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............  $12,893     $13,312      $10,246     $ 8,215      $ 6,233     $ 2,701
   Ratio of expenses to average net assets ...............    1.78%       1.69%        1.64%       1.56%        1.50%       1.38%(5)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly .....    1.81%       1.69%        1.67%       1.60%        1.67%       1.63%(5)
   Ratio of net investment income to average net assets ..    4.43%       4.14%        4.25%       4.57%        4.53%       4.43%(5)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid
     indirectly ..........................................    4.40%       4.14%        4.22%       4.53%        4.36%       4.18%(5)
   Portfolio turnover ....................................      21%         17%          13%         19%          28%         51%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                       Delaware Tax-Free Minnesota Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six                     Eight
                                                               Months      Year         Months
                                                               Ended       Ended        Ended                  Year Ended
                                                             2/29/00(1)   8/31/99     8/31/98(1) 12/31/97(3)    12/31/96   12/31/95
                                                            (Unaudited)
Net asset value, beginning of period ........................ $12.250     $13.040      $12.920     $12.410      $12.630     $11.330

Income (loss) from investment operations:
   Net investment income ....................................   0.262       0.536        0.374       0.564        0.540       0.530
   Net realized and unrealized gain (loss) on investments ...  (0.560)     (0.756)       0.138       0.508       (0.220)      1.320)
                                                              ---------------------------------------------------------------------
   Total from investment operations .........................  (0.298)     (0.220)       0.512       1.072        0.320       1.850)
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .....................  (0.262)     (0.530)      (0.370)     (0.562)      (0.540)     (0.550)
   Distributions from net realized gain on investments ......       -      (0.040)      (0.022)          -            -           -
                                                              ---------------------------------------------------------------------
   Total dividends and distributions ........................  (0.262)     (0.570)      (0.392)     (0.562)      (0.540)     (0.550)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................. $11.690     $12.250      $13.040     $12.920      $12.410     $12.630
                                                              =====================================================================

Total return(2) .............................................  (2.43%)     (1.80%)       4.02%       8.82%        2.64%      16.62%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................. $ 6,847     $ 6,814      $ 4,914     $ 3,083      $ 3,083     $ 2,319
   Ratio of expenses to average net assets ..................   1.78%       1.69%        1.64%       1.65%        1.67%       1.67%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ........   1.81%       1.69%        1.67%       1.69%        1.67%       1.67%
   Ratio of net investment income to average net assets .....   4.43%       4.14%        4.25%       4.48%        4.38%       4.33%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid
     indirectly .............................................   4.40%       4.14%        4.22%       4.44%        4.38%       4.33%
   Portfolio turnover .......................................     21%         17%          13%         19%          28%         51%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                       Delaware Minnesota Insured Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six                     Eight
                                                              Months       Year        Months
                                                               Ended       Ended        Ended                 Year Ended
                                                              2/29/00(1)  8/31/99      8/31/98(1) 12/31/97(3)  12/31/96    12/31/95
                                                            (Unaudited)

Net asset value, beginning of period .......................  $10.520     $11.050      $10.940     $10.600      $10.730      $9.610

Income (loss) from investment operations:
   Net investment income ...................................    0.254       0.518        0.349       0.533        0.520       0.510
   Net realized and unrealized gain (loss)
      on investments .......................................   (0.320)     (0.530)       0.111       0.341       (0.130)      1.140
                                                             -----------------------------------------------------------------------
   Total from investment operations ........................   (0.066)     (0.012)       0.460       0.874        0.390       1.650
                                                             -----------------------------------------------------------------------

Less dividends:
   Dividends from net investment income ....................   (0.254)     (0.518)      (0.350)     (0.534)      (0.520)     (0.530)
                                                             -----------------------------------------------------------------------
   Total dividends .........................................   (0.254)     (0.518)      (0.350)     (0.534)      (0.520)     (0.530)
                                                             -----------------------------------------------------------------------

Net asset value, end of period .............................  $10.200     $10.520      $11.050     $10.940      $10.600     $10.730
                                                             =======================================================================

Total return(2) ............................................   (0.62%)     (0.17%)       4.28%       8.49%        3.75%      17.52%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................. $245,059    $268,507     $283,057    $288,494     $304,877    $307,734
   Ratio of expenses to average net assets .................    1.00%       0.94%        0.92%       0.92%        0.92%       0.87%
   Ratio of expenses to average net assets prior
      to expense limitation and expenses paid
      indirectly ...........................................    1.00%       0.94%        0.94%       0.94%        0.92%       0.92%
   Ratio of net investment income to average net assets ....    4.94%       4.74%        4.79%       5.01%        4.93%       4.92%
   Ratio of net investment income to average net assets
      prior to expense limitation and expenses paid
      indirectly ...........................................    4.94%       4.74%        4.77%       4.99%        4.93%       4.87%
   Portfolio turnover ......................................      18%          4%           6%         21%          14%         54%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                             Delaware Minnesota Insured Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Six                     Eight
                                                                        Months        Year        Months
                                                                         Ended        Ended        Ended           Year Ended
                                                                        2/29/00(1)   8/31/99      8/31/98(1) 12/31/97(3)  12/31/96
                                                                       (Unaudited)

Net asset value, beginning of period ..............................      $10.510     $11.040      $10.930     $10.580      $10.720

Income (loss) from investment operations:
   Net investment income ..........................................        0.216       0.436        0.294       0.454        0.450
   Net realized and unrealized gain (loss) on investments .........       (0.320)     (0.529)       0.111       0.348       (0.140)
                                                                      --------------------------------------------------------------
   Total from investment operations ...............................       (0.104)     (0.093)       0.405       0.802        0.310
                                                                      --------------------------------------------------------------

Less dividends:
   Dividends from net investment income ...........................       (0.216)     (0.437)      (0.295)     (0.452)      (0.450)
                                                                      --------------------------------------------------------------
   Total dividends ................................................       (0.216)     (0.437)      (0.295)     (0.452)      (0.450)
                                                                      --------------------------------------------------------------

Net asset value, end of period ....................................      $10.190     $10.510      $11.040     $10.930      $10.580
                                                                      ==============================================================

Total return(2) ...................................................       (0.99%)     (0.91%)       3.76%       7.77%        3.03%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........................      $10,662     $11,827      $10,374      $8,926       $6,817
   Ratio of expenses to average net assets ........................        1.75%       1.69%        1.67%       1.67%        1.56%
   Ratio of expenses to average net assets prior to expense
      limitation and expenses paid indirectly .....................        1.75%       1.69%        1.69%       1.69%        1.68%
   Ratio of net investment income to average net assets ...........        4.19%       3.99%        4.04%       4.26%        4.29%
   Ratio of net investment income to average net assets prior
      to expense limitation and expenses paid indirectly ..........        4.19%       3.99%        4.02%       4.24%        4.17%
   Portfolio turnover .............................................          18%          4%           6%         21%          14%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                          Delaware Minnesota Insured Fund C Class
------------------------------------------------------------------------------------------------------------------------------------

                                                                Six                     Eight
                                                              Months       Year        Months
                                                               Ended       Ended        Ended                  Year Ended
                                                              2/29/00(1)  8/31/99      8/31/98(1) 12/31/97(3)  12/31/96    12/31/95
                                                            (Unaudited)

Net asset value, beginning of period ...................      $10.520     $11.050      $10.940     $10.600      $10.730      $9.610

Income (loss) from investment operations:
   Net investment income ...............................        0.216       0.438        0.295       0.454        0.440       0.430
   Net realized and unrealized gain (loss)
    on investments .....................................       (0.320)     (0.531)       0.110       0.338       (0.130)      1.140
                                                           ------------------------------------------------------------------------
   Total from investment operations ....................       (0.104)     (0.093)       0.405       0.792        0.310       1.570
                                                           ------------------------------------------------------------------------

Less dividends:
   Dividends from net investment income ................       (0.216)     (0.437)      (0.295)     (0.452)      (0.440)     (0.450)
                                                           ------------------------------------------------------------------------
   Total dividends .....................................       (0.216)     (0.437)      (0.295)     (0.452)      (0.440)     (0.450)
                                                           ------------------------------------------------------------------------

Net asset value, end of period .........................      $10.200     $10.520      $11.050     $10.940      $10.600     $10.730
                                                           ========================================================================

Total return(2) ........................................       (0.99%)     (0.91%)       3.76%       7.66%        2.98%      16.63%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............       $3,916      $4,253       $3,207      $3,096       $3,126      $3,166
   Ratio of expenses to average net assets .............        1.75%       1.69%        1.67%       1.67%        1.68%       1.66%
   Ratio of expenses to average net assets prior
      to expense limitation and expenses paid
      indirectly .......................................        1.75%       1.69%        1.69%       1.69%        1.68%       1.67%
   Ratio of net investment income to average net
      assets ...........................................        4.19%       3.99%        4.04%       4.26%        4.18%       4.11%
   Ratio of net investment income to average net
      assets prior to expense limitation and expenses
      paid indirectly ..................................        4.19%       3.99%        4.02%       4.24%        4.18%       4.10%
   Portfolio turnover ..................................          18%          4%           6%         21%          14%         54%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                Delaware Tax-Free Minnesota Intermediate Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six                     Eight
                                                              Months       Year        Months
                                                               Ended       Ended        Ended            Year Ended
                                                              2/29/00(1)  8/31/99      8/31/98(1) 12/31/97(3)  12/31/96    12/31/95
                                                            (Unaudited)

Net asset value, beginning of period .......................  $10.610     $11.160      $11.170     $10.990      $11.140     $10.500

Income (loss) from investment operations:
   Net investment income ...................................    0.272       0.541        0.363       0.535        0.510       0.510
   Net realized and unrealized gain (loss)
      on investments .......................................   (0.420)     (0.550)      (0.009)      0.180       (0.150)      0.640
                                                              ----------------------------------------------------------------------
   Total from investment operations ........................   (0.148)     (0.009)       0.354       0.715        0.360       1.150
                                                              ----------------------------------------------------------------------
Less dividends:
   Dividends from net investment income ....................   (0.272)     (0.541)      (0.364)     (0.535)      (0.510)     (0.510)
                                                              ----------------------------------------------------------------------
   Total dividends .........................................   (0.272)     (0.541)      (0.364)     (0.535)      (0.510)     (0.510)
                                                              ----------------------------------------------------------------------

Net asset value, end of period .............................  $10.190     $10.610      $11.160     $11.170      $10.990     $11.140
                                                              ======================================================================

Total return(2) ............................................   (1.40%)     (0.14%)       3.22%       6.69%        3.46%      11.00%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $47,991     $56,222      $54,281     $57,524      $66,024     $72,405
   Ratio of expenses to average net assets .................    0.93%       0.79%        0.80%       0.91%        0.89%       0.91%
   Ratio of expenses to average net assets prior
      to expense limitation and expenses paid indirectly ...    0.93%       0.79%        0.80%       0.95%        0.89%       0.91%
   Ratio of net investment income to average net assets ....    5.25%       4.91%        4.90%       4.86%        4.69%       4.61%
   Ratio of net investment income to average net assets
      prior to expense limitation and expenses paid
      indirectly ...........................................    5.25%       4.91%        4.90%       4.82%        4.69%       4.61%
   Portfolio turnover ......................................      16%         13%          14%         21%          28%         40%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                Delaware Tax-Free Minnesota Intermediate Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six                    Eight                              Period
                                                              Months       Year       Months                               from
                                                               Ended       Ended       Ended            Year Ended     8/15/95(4) to
                                                              2/29/00(1)  8/31/99     8/31/98(1) 12/31/97(3)  12/31/96   12/31/95
                                                            (Unaudited)

Net asset value, beginning of period .......................  $10.630     $11.180     $11.170     $10.990      $11.140    $10.950

Income (loss) from investment operations:
   Net investment income ...................................    0.227       0.450       0.301       0.437        0.440      0.170
   Net realized and unrealized gain (loss)
      on investments .......................................   (0.420)     (0.552)      0.009       0.190       (0.150)     0.190
                                                              --------------------------------------------------------------------
   Total from investment operations ........................   (0.193)     (0.102)      0.310       0.627        0.290      0.360
                                                              --------------------------------------------------------------------
Less dividends:
   Dividends from net investment income ....................   (0.227)     (0.448)     (0.300)     (0.447)      (0.440)    (0.170)
                                                              --------------------------------------------------------------------
   Total dividends .........................................   (0.227)     (0.448)     (0.300)     (0.447)      (0.440)    (0.170)
                                                              --------------------------------------------------------------------

Net asset value, end of period .............................  $10.210     $10.630     $11.180     $11.170      $10.990    $11.140
                                                              ====================================================================

Total return(2) ............................................   (1.82%)     (0.98%)      2.82%       5.84%        2.74%      3.26%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................   $2,724      $2,878      $1,375        $910         $408        $27
   Ratio of expenses to average net assets .................    1.78%       1.64%       1.65%       1.81%        1.56%      1.30%(5)
   Ratio of expenses to average net assets prior
      to expense limitation and expenses paid indirectly        1.78%       1.64%       1.65%       1.85%        1.62%      1.55%(5)
   Ratio of net investment income to average net assets ....    4.40%       4.06%       4.05%       3.96%        3.99%      3.93%(5)
   Ratio of net investment income to average net assets
      prior to expense limitation and expenses paid
      indirectly ...........................................    4.40%       4.06%       4.05%       3.92%        3.93%      3.68%(5)
   Portfolio turnover ......................................      16%         13%         14%         21%          28%        40%

----------

(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                Delaware Tax-Free Minnesota Intermediate Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six                    Eight
                                                              Months       Year       Months
                                                               Ended       Ended       Ended            Year Ended
                                                              2/29/00(1)  8/31/99     8/31/98(1) 12/31/97(3)  12/31/96   12/31/95
                                                            (Unaudited)

Net asset value, beginning of period ......................   $10.610     $11.170      $11.170     $10.990      $11.130     $10.500

Income (loss) from investment operations:
   Net investment income ..................................     0.227       0.449        0.301       0.440        0.430       0.420
   Net realized and unrealized gain (loss)
      on investments ......................................    (0.410)     (0.561)      (0.001)      0.187       (0.140)      0.630
                                                              ---------------------------------------------------------------------
Total from investment operations ..........................    (0.183)     (0.112)       0.300       0.627        0.290       1.050
                                                              ---------------------------------------------------------------------
Less dividends:
   Dividends from net investment income ...................    (0.227)     (0.448)      (0.300)     (0.447)      (0.430)     (0.420)
                                                              ---------------------------------------------------------------------
   Total dividends ........................................    (0.227)     (0.448)      (0.300)     (0.447)      (0.430)     (0.420)
                                                              ---------------------------------------------------------------------
Net asset value, end of period ............................   $10.200     $10.610      $11.170     $11.170      $10.990     $11.130
                                                              =====================================================================
Total return(2) ...........................................    (1.73%)     (1.08%)       2.73%       5.84%        2.69%      10.18%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $2,463      $2,293       $1,601      $1,512       $1,137        $694
   Ratio of expenses to average net assets ................     1.78%       1.64%        1.65%       1.77%        1.64%       1.63%
   Ratio of expenses to average net assets prior
      to expense limitation and expenses paid indirectly ..     1.78%       1.64%        1.65%       1.81%        1.64%       1.63%
   Ratio of net investment income to average net assets ...     4.40%       4.06%        4.05%       4.00%        3.94%       3.82%
   Ratio of net investment income to average net assets
      prior to expense limitation and expenses paid
      indirectly ..........................................     4.40%       4.06%        4.05%       3.96%        3.94%       3.82%
   Portfolio turnover .....................................       16%         13%          14%         21%          28%         40%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                           Delaware Minnesota High-Yield Municipal Bond Fund A Class
-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Eight                   Period
                                                                 Six Months    Year        Months        Year        From
                                                                   Ended       Ended        Ended       Ended     6/4/96(4) to
                                                                  2/29/00(1)  8/31/99      8/31/98(1) 12/31/97(3)  12/31/96
                                                                (Unaudited)

Net asset value, beginning of period .........................    $10.210     $10.810      $10.650     $10.180      $10.000

Income (loss) from investment operations:
   Net investment income .....................................      0.284       0.583        0.392       0.643        0.350
   Net realized and unrealized gain (loss)
      on investments .........................................     (0.862)     (0.603)       0.170       0.463        0.180
                                                                 -----------------------------------------------------------
   Total from investment operations ..........................     (0.578)     (0.020)       0.562       1.106        0.530
                                                                 -----------------------------------------------------------

Less dividends:
   Dividends from net investment income ......................     (0.282)     (0.580)      (0.402)     (0.636)      (0.350)
                                                                 -----------------------------------------------------------
   Total dividends: ..........................................     (0.282)     (0.580)      (0.402)     (0.636)      (0.350)
                                                                 -----------------------------------------------------------

Net asset value, end of period ...............................     $9.350     $10.210      $10.810     $10.650      $10.180
                                                                 ===========================================================

Total return(2) ..............................................     (5.71%)     (0.27%)       5.37%      11.26%        5.40%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...................    $34,476     $41,813      $33,296     $19,017       $6,068
   Ratio of expenses to average net assets ...................      0.75%       0.57%        0.40%       0.09%        0.24%(5)
   Ratio of expenses to average net assets prior
      to expense limitation and expenses paid indirectly .....      1.16%       1.07%        1.20%       1.24%        1.25%(5)
   Ratio of net investment income to average net assets ......      5.89%       5.46%        5.50%       6.16%        5.78%(5)
   Ratio of net investment income to average net assets
      prior to expense limitation and expenses paid
      indirectly .............................................      5.48%       4.96%        4.70%       5.01%        4.77%(5)
   Portfolio turnover ........................................        13%         35%           7%         23%          15%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                           Delaware Minnesota High-Yield Municipal Bond Fund B Class
-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Eight                   Period
                                                                 Six Months    Year        Months        Year        From
                                                                   Ended       Ended        Ended       Ended     6/12/96(4) to
                                                                  2/29/00(1)  8/31/99      8/31/98(1) 12/31/97(3)  12/31/96
                                                                (Unaudited)

Net asset value, beginning of period ..........................   $10.210     $10.810      $10.660     $10.190       $9.780

Income (loss) from investment operations:
   Net investment income ......................................     0.246       0.507        0.343       0.557        0.290
   Net realized and unrealized gain (loss)
      on investments ..........................................    (0.862)     (0.604)       0.159       0.470        0.410
                                                                  ---------------------------------------------------------
   Total from investment operations ...........................    (0.616)     (0.097)       0.502       1.027        0.700
                                                                  ---------------------------------------------------------
Less dividends:
   Dividends from net investment income .......................    (0.244)     (0.503)      (0.352)     (0.557)      (0.290)
                                                                  ---------------------------------------------------------
   Total dividends: ...........................................    (0.244)     (0.503)      (0.352)     (0.557)      (0.290)
                                                                  ---------------------------------------------------------
Net asset value, end of period ................................    $9.350     $10.210      $10.810     $10.660      $10.190
                                                                  =========================================================
Total return(2) ...............................................    (6.08%)     (0.99%)       4.77%      10.41%        7.29%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................   $13,268     $15,814      $13,351      $8,201       $2,738
   Ratio of expenses to average net assets ....................     1.50%       1.32%        1.15%       0.85%        0.95%(5)
   Ratio of expenses to average net assets prior
      to expense limitation and expenses paid indirectly ......     1.91%       1.82%        1.95%       2.00%        2.00%(5)
   Ratio of net investment income to average net assets .......     5.14%       4.71%        4.75%       5.40%        5.14%(5)
   Ratio of net investment income to average net assets
      prior to expense limitation and expenses paid
      indirectly ..............................................     4.73%       4.21%        3.95%       4.25%        4.09%(5)
   Portfolio turnover .........................................       13%         35%           7%         23%          15%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                           Delaware Minnesota High-Yield Municipal Bond Fund C Class
-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Eight                   Period
                                                                 Six Months    Year        Months        Year        From
                                                                   Ended       Ended        Ended       Ended     6/7/96(4) to
                                                                  2/29/00(1)  8/31/99      8/31/98(1) 12/31/97(3)  12/31/96
                                                                (Unaudited)

Net asset value, beginning of period .........................    $10.210     $10.810      $10.650     $10.180       $9.990

Income (loss) from investment operations:
   Net investment income .....................................      0.246       0.505        0.340       0.572        0.300
   Net realized and unrealized gain (loss)
      on investments .........................................     (0.862)     (0.602)       0.170       0.455        0.190
                                                                  ---------------------------------------------------------
   Total from investment operations ..........................     (0.616)     (0.097)       0.510       1.027        0.490
                                                                  ---------------------------------------------------------
Less dividends:
   Dividends from net investment income ......................     (0.244)     (0.503)      (0.350)     (0.557)      (0.300)
                                                                  ---------------------------------------------------------
   Total dividends: ..........................................     (0.244)     (0.503)      (0.350)     (0.557)      (0.300)
                                                                  ---------------------------------------------------------
Net asset value, end of period ...............................     $9.350     $10.210      $10.810     $10.650      $10.180
                                                                  =========================================================
Total return(2) ..............................................     (6.08%)     (0.99%)       4.87%      10.41%        5.02%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...................     $6,770      $7,515       $5,165      $3,178         $900
   Ratio of expenses to average net assets ...................      1.50%       1.32%        1.15%       0.83%        0.99%(5)
   Ratio of expenses to average net assets prior
      to expense limitation and expenses paid indirectly .....      1.91%       1.82%        1.95%       1.98%        2.00%(5)
   Ratio of net investment income to average net assets ......      5.14%       4.71%        4.75%       5.42%        4.90%(5)
   Ratio of net investment income to average net assets
      prior to expense limitation and expenses paid
      indirectly .............................................      4.73%       4.21%        3.95%       4.27%        3.89%(5)
   Portfolio turnover ........................................        13%         35%           7%         23%          15%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.
(4) Commencement of operations.
(5) Annualized

                             See accompanying notes

Notes to Financial Statements

February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Fund ("Tax-Free Minnesota Fund"), a series of the Voyageur Tax-Free Funds; Delaware Minnesota Insured Fund ("Minnesota Insured Fund"), a series of the Voyageur Insured Funds; Delaware Tax-Free Minnesota Intermediate Fund ("Tax-Free Minnesota Intermediate Fund"), a series of the Voyageur Intermediate Tax-Free Funds; and Delaware Minnesota High-Yield Municipal Bond Fund ("Minnesota High-Yield Municipal Bond Fund") a series of the Voyageur Mutual Funds, (each referred to as a "Fund" or collectively as the "Funds") are each Delaware Business Trusts registered under the Investment Company Act of 1940 (as amended) as open-end management investment companies. The Tax-Free Minnesota Fund, Minnesota Insured Fund, Tax-Free Minnesota Intermediate Fund and Minnesota High-Yield Municipal Bond Fund are registered as non-diversified Funds.

The Tax-Free Minnesota Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Minnesota Insured Fund seeks high current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds. The Tax-Free Minnesota Intermediate Fund seeks to preserve original investment principal while providing income free from both federal and state income taxes by investing in intermediate term investment grade municipal bonds. The Minnesota High-Yield Municipal Bond Fund seeks high current income free from both federal and state income taxes by investing in medium and lower-grade municipal bonds.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees. Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

--------------------------------------------------------------------------------
Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses for the period ended February 29, 2000 were:

Tax-Free Minnesota Fund                                    $4,500
Minnesota Insured Fund                                      3,114
Tax-Free Minnesota Intermediate Fund                          663
Minnesota High-Yield Municipal Bond Fund                      703

The expenses paid under the above arrangement are included in their respective expense captions in the Statement of Operations with the corresponding expenses offset shown as "Expenses paid indirectly".

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company ("DMC") the Investment Manager of each Fund, an annual fee, which is calculated daily on the average daily net assets of each Fund.

In accordance with the terms of the Investment Management Agreement, the Minnesota Insured Fund and the Tax-Free Minnesota Intermediate Fund pays DMC, the Investment Manager of the Fund, an annual fee which is calculated at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million. The Tax-Free Minnesota Fund and the Minnesota High-Yield Municipal Bond Fund pays DMC, the Investment Manager of the Fund, an annual fee which is calculated at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million.

--------------------------------------------------------------------------------
2.  Investment Management and Other Transactions with Affiliates (continued)
DMC has elected to waive their fees and reimburse each Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses do not exceed the following percentages of average daily net assets through October 31, 2000.

                                                          Operating expense
                                                           limitation as a
                                                            percentage of
                                                          average daily net
                                                          assets (per annum)
                                                          ------------------
Tax-Free Minnesota Fund .....................................   0.75%

Minnesota Insured Fund ......................................   0.75%

Tax-Free Minnesota Intermediate Fund ........................   0.75%

Minnesota High-Yield Municipal Bond Fund ....................   0.50%

The Funds have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

At February 29, 2000, the Funds had payables to affiliates as follows:

                                                    Dividend
                                                   disbursing,
                                                 transfer agent     Other
                                    Investment  fees, accounting   expenses
                                    management   fees and other   payable to
                                    fee payable     expenses       DMC and
                                      to DMC     payable to DSC   affiliates
                                    ----------   --------------   ----------
Tax-Free Minnesota Fund ..........        -         $45,284        $12,027

Minnesota Insured Fund ...........  $28,560          31,602          8,456

Tax-Free Minnesota
   Intermediate Fund .............    6,030           7,041          2,353

Minnesota High-Yield
   Municipal Bond Fund ...........        -           6,886          1,905

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class for the Tax-Free Minnesota Fund, the Minnesota Insured Fund and the Minnesota High-Yield Municipal Bond Fund and 0.15% of the average daily net assets of the Tax-Free Minnesota Intermediate Fund A Class and 1.00% of the average daily net assets of the B and C Class for each Fund.

--------------------------------------------------------------------------------
For the period ended February 29, 2000, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

Tax-Free Minnesota Fund .............................     $20,370

Minnesota Insured Fund ..............................      12,216

Tax-Free Minnesota Intermediate Fund ................       1,178

Minnesota High-Yield Municipal Bond Fund ............       8,909

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments
During the period ended February 29, 2000, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                                        Purchases     Sales
                                                      ----------- -----------
Tax-Free Minnesota Fund ..........................    $40,530,226 $68,457,370

Minnesota Insured Fund ...........................     24,163,481  44,255,050

Tax-Free Minnesota Intermediate Fund .............      4,720,220  11,926,578

Minnesota High-Yield Municipal
 Bond Fund .......................................      3,835,000   8,370,423

At February 29, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                    Aggregate     Aggregate      Net unrealized
                       Cost of     unrealized     unrealized      appreciation/
                     investments  appreciation   depreciation    (depreciation)
                     -----------  ------------   ------------    --------------
Tax-Free
Minnesota
Fund .............  $370,631,356   $7,714,417    ($11,561,690)     ($3,847,273)

Minnesota
Insured Fund .....   253,913,221    6,817,745      (3,597,607)       3,220,138

Tax-Free
Minnesota
Intermediate
Fund .............    53,713,870     559,357       (1,647,825)      (1,088,468)

Minnesota
High-Yield
Municipal
Bond Fund ........    59,319,044      70,486       (5,840,574)      (5,770,088)

--------------------------------------------------------------------------------
3. Investments (continued)

For federal income tax purposes, the Funds had accumulated capital losses at February 29, 2000 as follows:

                                                                                      Year Of Expiration
                                                          2003         2004          2005         2006         2007     Total
                                                       ------------------------------------------------------------------------
Minnesota Insured Fund .............................   $5,327,280    $572,208            -           -            -  $5,899,488

Tax-Free Minnesota Intermediate Fund ...............            -      43,983            -           -            -      43,983

Minnesota High-Yield Municipal Bond Fund ...........            -       6,809       $4,334        $648         $369      12,160

4. Capital Shares

Transactions in capital shares were as follows:

                                                                                                                   Minnesota
                                                                                           Tax-Free                High-Yield
                                           Tax-Free                Minnesota               Minnesota             Municipal Bond
                                        Minnesota Fund           Insured Fund          Intermediate Fund              Fund
                                   ----------------------  ----------------------     --------------------   ----------------------
                                    Six Months     Year      Six Months    Year       Six Months   Year       Six Months    Year
                                      Ended       Ended        Ended      Ended         Ended      Ended        Ended       Ended
                                     2/29/00     8/31/99      2/29/00    8/31/99       2/29/00    8/31/99      2/29/00     8/31/99
                                   (Unaudited)              (Unaudited)              (Unaudited)              (Unaudited)
Shares sold:
   A Class .......................  1,131,073   2,462,224     444,894   1,515,691      188,005   1,024,816      480,849   1,292,595
   B Class .......................    108,109     361,886      83,984     311,761       32,824     151,759       86,348     402,309
   C Class .......................     99,353     268,078      28,731     159,649       52,388     111,369       91,380     293,311

Shares issued upon reinvestment
   of distributions from net
   investment income and
   net realized gain on
   investments:
    A Class ......................    534,853   1,106,511     417,078     816,740      100,836     192,307       66,744     107,761
    B Class ......................     16,009      27,985      15,806      27,641        3,780       5,176       21,993      38,021
    C Class ......................      9,660      16,547       6,978      11,362        4,191       6,397       13,426      19,496
                                   ----------  ----------  ----------  ----------     --------    --------   ----------    --------
                                    1,899,057   4,243,231     997,471   2,842,844      382,024   1,491,824      760,740   2,153,493
                                   ----------  ----------  ----------  ----------     --------    --------   ----------    --------
Shares repurchased:
    A Class ...................... (3,604,732) (3,304,277) (2,361,152) (2,426,865)    (879,252)   (780,045)    (953,912)   (386,064)
    B Class ......................   (107,904)    (88,793)   (178,888)   (153,897)     (40,521)     (9,190)    (237,783)   (126,553)
    C Class ......................    (79,605)   (105,337)    (56,077)    (57,033)     (31,128)    (45,076)    (116,576)    (54,733)
                                   ----------  ----------  ----------  ----------     --------    --------   ----------    --------
                                   (3,792,241) (3,498,407) (2,596,117) (2,637,795)    (950,901)   (834,311)  (1,308,271)   (567,350)
                                   ----------  ----------  ----------  ----------     --------    --------   ----------    --------
Net Increase (Decrease) .......... (1,893,184)    744,824  (1,598,646)    205,049     (568,877)    657,513     (547,531)  1,586,143
                                   ==========  ==========  ==========  ==========     ========    ========   ==========    ========


5. Lines of Credit
Effective October 8, 1999, the Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third their net assets under the agreement. Prior to October 8, 1999, the Tax-Free Minnesota Fund, Minnesota Insured Fund, Tax-Free Minnesota Intermediate Fund and Minnesota High-Yield Municipal Bond Fund had a committed lines of credit of $21,600,000, $14,900,000, $3,100,000 and $1,600,000, respectively. The Funds had no amounts outstanding at February 29, 2000 or at any time during the fiscal year.

6. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

44

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                     International                     Tax-Exempt Income
 o Technology and Innovation Fund     Diversification
 o Select Growth Fund                  o Emerging Markets Fund           o National High-Yield
 o Trend Fund                          o New Pacific Fund                  Municipal Bond Fund
 o Growth Opportunities                o Overseas Equity Fund            o Tax-Free USA Fund
   Fund*                               o International Equity Fund       o Tax-Free Insured Fund
 o Small Cap Value Fund                o Global Equity Fund              o Tax-Free USA
 o U.S. Growth Fund                    o Global Bond Fund                  Intermediate Fund
 o Tax-Efficient Equity Fund                                             o State Tax-Free Funds**
 o Social Awareness Fund              Current Income
                                                                        Stability of Principal
                                       o Delchester Fund
Total Return                           o High-Yield                      o Cash Reserve
 o Blue Chip Fund                        Opportunities Fund              o Tax-Free Money Fund
 o Devon Fund                          o Strategic Income Fund
 o Growth and Income Fund              o Corporate Bond Fund            Asset Allocation
 o Decatur Equity                      o Extended Duration
   Income Fund                           Bond Fund                       o Foundation Funds
 o REIT Fund                           o American Government               Growth Portfolio
 o Balanced Fund                         Bond Fund                         Balanced Portfolio
                                       o U.S. Government                   Income Portfolio
                                         Securities Fund
                                       o Limited-Term
                                         Government Fund

 * Formerly known as DelCap Fund

** Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia [] London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Minnesota Municipal Bond Funds shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for the Delaware Minnesota Municipal Bond Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

----------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                             Charles E. Peck                         Investment Manager
Wayne A. Stork                                Retired                                 Delaware Management Company
Chairman                                      Fredericksburg, VA                      Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA                              Janet L. Yeomans                        International Affiliate
                                              Vice President and Treasurer            Delaware International Advisers Ltd.
Walter P. Babich                              3M Corporation                          London, England
Board Chairman,                               St. Paul, MN
Citadel Constructors, Inc.                                                            National Distributor
King of Prussia, PA                           AFFILIATED OFFICERS                     Delaware Distributors, L.P.
                                                                                      Philadelphia, Pennsylvania
David K. Downes                               Charles E. Haldeman, Jr.
President and Chief Executive Officer         President and Chief Executive Officer   Shareholder Servicing, Dividend
Delaware Investments Family of Funds          Delaware Management Holdings, Inc.      Disbursing and Transfer Agent
Philadelphia, PA                              Philadelphia, PA                        Delaware Service Company, Inc.
                                                                                      Philadelphia, PA
John H. Durham                                Richard J. Flannery
Private Investor                              Executive Vice President and            1818 Market Street
Horsham, PA                                   General Counsel                         Philadelphia, PA 19103-3682
                                              Delaware Investments Family of Funds
Anthony D. Knerr                              Philadelphia, PA
Consultant, Anthony Knerr & Associates
New York, NY                                  Bruce D. Barton
                                              President and Chief Executive Officer
Ann R. Leven                                  Delaware Distributors, L.P.
Former Treasurer, National Gallery of Art     Philadelphia, PA
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN



(2895)                                         Printed in the USA
SA-MNALL [02/00]PP 04/00                                  (J5742)